Pilgrim
-------
THE VALUE OF INVESTING


                                                              Semi-Annual Report

                                                               December 31, 1998


                                                                          ------


                                                                   MagnaCap Fund

                                                           LargeCap Leaders Fund

                                                               MidCap Value Fund

                                                            Bank and Thrift Fund

                                                        Asia-Pacific Equity Fund

                                                                 High Yield Fund

                                               Government Securities Income Fund

                                 Pilgrim Funds


                               SEMI-ANNUAL REPORT
                               December 31, 1998


                               TABLE OF CONTENTS


            Chairman's Message................................     1
            Portfolio Managers' Reports:
            Pilgrim MagnaCap Fund.............................     2
            Pilgrim LargeCap Leaders Fund.....................     6
            Pilgrim MidCap Value Fund.........................    10
            Pilgrim Bank and Thrift Fund......................    14
            Pilgrim Asia-Pacific Equity Fund..................    17
            Pilgrim High Yield Fund...........................    21
            Pilgrim Government Securities Income Fund.........    24
            Statements of Assets and Liabilities..............    27
            Statements of Operations..........................    29
            Statements of Changes in Net Assets...............    31
            Financial Highlights..............................    34
            Notes to Financial Statements.....................    44
            Portfolios of Investments:
            Pilgrim MagnaCap Fund.............................    53
            Pilgrim LargeCap Leaders Fund.....................    57
            Pilgrim MidCap Value Fund.........................    61
            Pilgrim Bank and Thrift Fund......................    65
            Pilgrim Asia-Pacific Equity Fund..................    69
            Pilgrim High Yield Fund...........................    75
            Pilgrim Government Securities Income Fund.........    80

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Semi-Annual Reports for the Pilgrim Funds which consist of Pilgrim MagnaCap Fund ("MagnaCap Fund"), Pilgrim LargeCap Leaders Fund ("LargeCap Leaders Fund"), Pilgrim MidCap Value Fund ("MidCap Value Fund"), Pilgrim Bank and Thrift Fund ("Bank and Thrift Fund"), Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim High Yield Fund ("High Yield Fund") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund"). In the following pages, the portfolio manager for each fund discusses the results of operations for the year ended December 31, 1998, as well as the markets and factors which have affected each of the Funds during this period.

MagnaCap Fund, LargeCap Leaders Fund, Bank and Thrift Fund, High Yield Fund and Government Securities Income Fund are designed to give investors access to the seasoned investment managers of Pilgrim Investments, Inc. ("PII") who bring a depth of experience and knowledge to their specific investment disciplines.

MidCap  Value  Fund  and Asia-Pacific Equity Fund are designed to give investors access to private money managers who typically manage similar portfolios primarily for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.TM/SM

Sincerely,


/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
February 4, 1999

                             Pilgrim MagnaCap Fund

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 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder,

We are very pleased to report that Pilgrim MagnaCap Fund (the "Fund") had another good year in 1998. Twenty years ago the Fund initiated its disciplined investment philosophy and 1998 marked the 19th year in the last 20 that the Fund produced a positive return. For the 12 months ended December 31, 1998, the Fund provided a total return of 16.09%(1) compared to the Standard & Poor's 500 Index ("S&P 500") which gained 28.58% for the same period. Over the last six months, the Fund was up 5.68% compared to the S&P 500 which gained 9.23% for the same period. The Fund's average annual total returns for the five and ten year periods ended December 31, 1998 were 19.87% and 15.81%, respectively.

A $10,000 investment in the Fund on January 1, 1979, the year in which the Fund adopted its disciplined investment philosophy, would have grown to $202,517 as of December 31, 1998, after deduction of the maximum Class A 5.75% sales charge, and assuming the reinvestment of all dividends and capital gains distributions.

GENERAL ECONOMIC AND EQUITY MARKET ENVIRONMENTS

The current economic expansion is the longest peacetime expansion in U.S. history. The cycle is not only unique for its longevity but unprecedented along many dimensions. Inflation is negligible and has never been so low so far into a cycle. Inflation adjusted corporate profits rose more rapidly than in any prior cycle. The combination of the strongest profit cycle and weakest pricing cycle led the equity market to stage the biggest bull run in history.

1998 will be remembered most for the sharp break in confidence that sent the stock market plunging late in the summer and for the complete reversal in psychology that led it back to new highs in the fall. A number of significant market trends became clear as the year progressed. Among the major themes were the outperformance of a small group of large-cap stocks, the vulnerability of Wall Street and U.S. corporate profits to foreign economic events, and a heightened degree of volatility coming from the boom in day trading and online investing.

During the year, many companies cited global financial turmoil and, in particular, weakness in Asia for their failure to meet profit expectations. And Wall Street debated whether weakness abroad was enough to derail the economic expansion at home. The devaluation of Russia's ruble and its rescheduling of debt hastened a flight to quality and away from emerging markets. Wall Street was hit with a liquidity crisis. New debt issues and public offerings dried up, and panic set in.

The resulting bear market was relatively short lived, lasting from July through October. The sudden return of the bull market was tied to the Federal Reserve. The Federal Reserve disappointed Wall Street with just a quarter point interest rate cut in September. But the Federal Reserve surprised Wall Street when it cut interest rates on October 15, when no meeting of the Federal Open Market Committee was

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

scheduled. A third interest rate cut on November 10, paved the way for the stock market to surpass its July high. The S&P 500 finished the year with a 28.6% gain, its fourth straight year of gaining more than 20%. The Dow Jones Industrial Average gained 16.1%, and the Nasdaq gained 39.6%. But the healthy gains by the Indexes concealed a mixed performance of the broad base of stocks. It was the year of the big and mega-cap stock.

PILGRIM MAGNACAP FUND

As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, generally companies are assessed with reference to the following criteria:

1. A company must have paid or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

2. A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

3. Dividend pay out must be less than 65% of current earnings.

4. Long term debt should be no more than 25% of total capitalization or a company's bonds must be rated at least A- or A-3.

5. The current price should be in the lower half of the stock's price/earnings ratio range for the past 10 years or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500.

We believe that the Fund's past success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies and based upon both in-house and external research, we continue to aim to select the 50 to 70 equities which we believe will offer the greatest potential to exhibit a high degree of performance.

Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, and circumstances of the company and of the sector within which it falls. We believe the bull market in U.S. stocks is starting its ninth year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest economic expansions in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. These include an increase in the nation's ownership of stocks and a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

widespread productivity gains, and this offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull market will end. We believe stock prices can continue to rise selectively in 1999 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost-effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419368, Kansas City, MO 64141, or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,


/s/ Howard N. Kornblue                  /s/ G. David Underwood

Howard N. Kornblue                      G. David Underwood
Senior Vice President                   Vice President and Director of Research
Senior Portfolio Manager                Senior Portfolio Manager
Pilgrim Investments, Inc.               Pilgrim Investments, Inc.


See Footnotes on page 5.

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total returns for the one, five and ten-year periods ended December 31, 1998, including the maximum sales charge and assuming reinvestment of all dividends and distributions were 9.40%, 18.46% and 15.13%, respectively.

    Average annual total returns for Class B shares including the applicable contingent deferred sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from July 17, 1995 (commencement of offering of shares) to December 31, 1998 were 10.26% and 20.73%, respectively. Average annual total returns for Class M shares including the maximum sales charge of 3.50% and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from July 17, 1995 (commencement of offering of shares) to December 31, 1998 were 11.56% and 20.31%, respectively.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This  letter  contains  statements  that  may  be  "forward-looking" statements.
Actual   results   may   differ   materially   from   those   projected  in  the
"forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         Pilgrim LargeCap Leaders Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholders:

We  are  pleased  to  report  the results of operations for the Pilgrim LargeCap
Leaders Fund (the "Fund") for the six months ended December 31, 1998. As you may know, during the period the Fund changed its name from Pilgrim America LargeCap Value Fund to Pilgrim LargeCap Leaders Fund.

For the six months, the Fund earned a total return of 8.15%(1) compared to 9.23% for the Standard & Poor's 500 Index (the "S&P 500"). The Fund earned a total return of 20.08%(1) in the twelve months ending December 31, 1998, versus the S&P 500 return of 28.58%. An index of the value-oriented stocks of the S&P 500, the S&P/Barra Index(2) which compares better to the investment discipline of the Fund, underperformed the Fund with returns of 2.26% and 14.66% for the respective six month and twelve month periods ended December 31, 1998.

ECONOMIC ENVIRONMENT AND EQUITY MARKET CONDITIONS

The stock market produced above-average gains for another year. This was the fourth consecutive year in which the market advanced more than 20%. Somewhat reminiscent of 1997, the market rose, sold off, then recovered to new highs. But this past year's market was unlike the prior year's market pattern of an early advance that culminated in a correction in the spring, a six-month recovery and then a trading range until year end. The 1998 market advanced smartly until summer, sold off to where returns were negative for the year, recovered slightly during August and September and then went on to significant advances in each of the three final months of the year. Fueling the market recovery in large measure were the Federal Reserve's three interest rate cuts in a period of seven weeks.

Real concern about what impact the economic wind-down in the Asian Pacific Basin would have on the U.S. economy and corporate earnings drove much of the market early in the year. Carried over from 1997's fourth quarter, investors preferred stocks of companies that were less cyclical and that derived a high measure of profits from the solid domestic U.S. economy. Companies linked strongly to the consumer, such as retailers and healthcare, were particularly desired early on. Some of this market sentiment did change, once companies had had an opportunity to report financial results for the March quarter and investors got an idea of earnings vulnerability. But throughout the year, investors maintained a bias in favor of companies thought to have visible earnings. This led to a market dominated, and thus driven, by a select handful of stocks, despite the implied breadth that the overall market indices conveyed as they recovered and rose.

Entering 1998, we believed that the market held the potential to advance further. We did however, think returns would be good by historical standards, though perhaps less spectacular than those of the prior three years and much less than the 28.58% experienced. As 1999 begins, we believe the outlook is much the same despite stocks starting the year from higher valuations. Once again, we think that earnings growth will propel stocks more than expansion of the market P/E. Still unchanged are domestic economic growth, a low interest rate environment and constructive monetary policy to provide a favorable setting.

                         Pilgrim LargeCap Leaders Fund

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 PORTFOLIO MANAGER'S REPORT (Continued)
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LARGECAP LEADERS FUND

Your fund produced good returns throughout the year, but especially during the last three months of 1998. Although trailing the S&P 500 for the year as a whole, it outperformed the market by 2.83% during a time when the market was rising briskly. Overall, performance was very consistent with the value-style of investing, seeking meaningful returns with lower risk.

Some insight arises when the S&P 500's performance in 1998 is analyzed. As was noted, investors narrowed their preferences to stocks thought capable of weathering the impact of economic events in the Asia-Pacific basin. This resulted in a market led by high-growth, high-P/E stocks. Since the S&P 500 is an index calculated on a market capitalization basis ( i.e., company shares times market price), stocks with high market prices can make a large impact on the index. According to investment house Morgan Stanley Dean Witter, a mere 15 stocks in the index accounted for half the S&P 500's increase. Moreover, the largest 100 stocks, measured by market capitalization, accounted for 85% of its performance although they only make up 66% of the index(3).

The Fund was positioned to take advantage of much of the economic and market setting. Representations in Consumer Duarables and Entertainment/Leisure directly addressed these fundamentals. The Retailing and Healthcare sectors contributed to performance during much of the year. Retailing benefited both from strong fundamentals in the homecenter and mass market retailers as well as the market's preference for domestic companies. The Healthcare sector profited from a greater focus on pharmaceutical companies. Technology exerted a very strong influence on the portfolio in the second half of the year after acting as somewhat of a retardant earlier. Although the Fund had a sizable representation in the Financial sector, the strategy was shifted to emphasize insurance companies in preference to banks, a helpful move. The strategy of modest representation in the Industrial and Basic Industry sectors also worked well. Energy was moved to an under-weight during the year despite continually attractive stock valuations. Oil and natural gas prices remained on a steep descent throughout 1998, eroding the intermediate-term fundamental case for the sector.

Starting 1999, the Fund has the most emphasis on the Technology sector. The secular trend for productivity enhancement through technological innovation remains strong and intact. New and broader telecommunications services are demanding increasing amounts of sophisticated components. Additionally, fundamentals are improving as a major portion of the sector is already rebounding from a recent cyclical low. Consumer Cyclicals are the second largest representation. Full employment and low interest rates keep fortifying consumer resources that, apart from retirement savings, are being channeled into quality of life services and devices. The Fund has the least emphasis on the Basic Industries, Industrial and Energy sectors. Most of these sectors continue to suffer from overcapacity and low commodity prices.

                         Pilgrim LargeCap Leaders Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer agent, c/o DST Systems, Inc. P.O. Box 419338, Kansas City, MO 64141-6338 or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs.

Sincerely,


/s/ G. David Underwood

G. David Underwood, CFA
Vice President and Senior Portfolio Manager
Pilgrim LargeCap Leaders Fund



See Footnotes on page 9.

                         Pilgrim LargeCap Leaders Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the Class A maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998, and from September 1, 1995 (commencement of operations) to December 31, 1998, were 13.16% and 18.67%, respectively.

    Average annual total returns for Class B shares including the applicable contingent deferred sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from September 1, 1995 (commencement of operations) to December 31, 1998 were 14.33% and 19.28%, respectively. Average annual total returns for Class M shares including the maximum sales charge of 3.50% and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from September 1, 1995 (commencement of operations) to December 31, 1998 were 15.43% and 18.93%, respectively.

    All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

(2) The S&P/Barra Index is a capitalization-weighted index of all of the stocks in the S&P 500 that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization is in the Value Index.

(3) Source: Morgan Stanley Dean Witter, January 7, 1999.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This  letter  contains  statements  that  may  be  "forward-looking" statements.
Actual   results   may   differ   materially   from   those   projected  in  the
"forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to report the results of operations for Pilgrim MidCap Value Fund (the "Fund") for the period ended December 31, 1998.

For the twelve months ended December 31, 1998, the Fund earned a total return of 4.89%(1) compared to 10.01% for the Russell MidcapTM Index(2) and 5.08% for the Russell MidcapTM Value Index(3). For the six months ended December 31, 1998, the Fund earned -2.92 %(1) compared to 0.88% for the Russell Midcap Index and -1.94% for the Russell Midcap Value Index.

After three years of extraordinary results from the US stock market, many expected a downturn in 1998, but all wondered just what kind of market we would have. In actuality, we experienced three distinctly different markets during the year, and nowhere was this more pronounced than in the small cap arena. Small stocks struggled to keep up with the broad market rally during the early part of the year, gaining 12.8% before peaking in late April and shrugging off -36.5% of their value from April to early October. The latest rate cut by the Federal Reserve helped fuel a fourth quarter small cap rebound, pushing them to gains of over 36% between October and the end of the year.

Looking back, the most defining characteristics of the 1998 stock market were volatility and narrowness. Falling commodity prices, continued global woes culminating in the summer meltdown in Russia, the near term collapse of hedge fund Long Term Capital Management and, to a lesser degree, political unrest surrounding both Clinton's presidency and renewed conflict with Iraq all sent shock waves through the marketplace. Prior to 1998, the Dow had fewer than five swings of 5% in each calendar year since 1946; in 1998 we experienced ten such events. The speculative frenzy in Internet related stocks not only topped historic sector booms, but also translated into similar results for any stock which seemed to have even a cursory relationship with this "new brave world," whether it existed within the technology or a service related sector. The Dow Jones US technology index finished the year up 62% versus the overall gain in the broad based index of 26.8%, which, incidentally, is the first time in history that the Dow has experienced four years of double digit gains in a row(4).

Markets favor certain types of stocks during one cycle to the next, vacillating between large cap and small cap, value and growth, etc., and while 1998 was not an exception to the rule, it was clearly an exception as to the extent that this rule applies. A continued "flight to quality" sent investors scurrying to US stocks, and a "flight to liquidity" sent them to large cap growth names, further widening the already unprecedented disparity between performance and valuations of large cap stocks versus small cap stocks as shown in the graph on page 11. Not only was the market narrow in terms of stock size and sector, but also in terms of style and individual issues. Growth dramatically out-performed value, with growth stocks gaining 42.2% versus a gain of 14.7% in value stocks. With regard to individual issues, ten stocks were responsible for almost half of the Standard & Poor's 500 Index ("S & P 500") gain, and over 70% of stocks within the S&P 500 group lagged the market(5). All in all, it was an exceptionally difficult year for anyone who was not investing in the largest, growth-oriented names and, even then, only if they were exposed to the right sectors and a few select names.

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

                          Cramer Rosenthal McGlynn LLC
          Large Capitalization Stocks vs. Small Capitalization Stocks

                               [GRAPHIC OMITTED]


The  top  five  contributors  to  performance  during  the year were as follows:
Wellpoint Health Networks 101.5%, Fred Meyer 44.0%, General Instrument 73.4%, Montana Power 43.0% and Cincinnati Bell 25.1%. On the other hand, the five stocks which detracted from performance the most were Ocean Energy -60.4%, Golden State Bancorp -20.3%, EEX Corp -62.7%, Danka -35.8% and Raychem -26.2%.

Again, from a sector standpoint, technology was the top contributor across the board. As you would expect from true value investors, our weighting in technology was roughly one quarter that of the Russell MidcapTM Index and half that of the Russell MidcapTM Value Index. With a 36.1% gain in the fourth quarter and a 36.3% gain for the year, the technology sector contributed more to performance of the Russell MidcapTM Index than any other sector. Our over-weighting in energy stocks, one of the sectors that suffered the most in 1998, did not help portfolio performance despite the fact that several of our companies, including Amerada Hess, Columbia Gas and Coastal Corp., out-performed the energy sector as a whole.

Regardless, performance for the year of +4.89% slightly trailed the Russell MidcapTM Value Index result of +5.08%, aided in part by our over-weighting in utility stocks -- an allocation which worked very well during the October market sell-off. Again, this is consistent with our desire to capture the majority of market performance in bull markets and protect capital during bearish environments. Montana Power announced the completion of their utility restructuring and Wall Street began realizing the power behind the fiber optic telecommunications and data network of Montana's subsidiary Touch America, thus driving the price of the stock from our cost basis of approximately $32 per share to a year-end market value of $56.56 per share. Other success stories and changes to the portfolio include Allergan and Fort James Corporation. Allergan reached its target price and was sold after the company rolled out two new drugs that surpassed our expectations and announced the appointment of a new CEO who implemented a successful corporate-wide restructuring. Similarly, the cost savings of the combined Fort Howard and James River companies came in ahead of plan, prompting Fort James Corp. to reach our target price well in advance of expectations.

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

With 1998 behind us, the only pertinent topics at hand revolve around what 1999 may bring. At this moment, we are witnessing the third consecutive year of an early revival of interest in economically sensitive stocks and potentially strong first quarter GDP growth. That being said, the continued impact of the Asian crisis, slower world growth and the accompanying contraction in the US manufacturing sector are at the forefront of continued concerns of potential deflation later in the year, all signaling slower growth in 1999. Huge question marks loom around foreign markets and their potential to either continue to weaken and send shock waves through the global economy, or strengthen and stabilize, thus helping the US level out and springboard onto another growth pattern. With the weakening of global economies, we have added companies to the portfolio whose sales are more domestically focused, thus reducing our exposure to uncertainty in foreign markets. The new additions to the portfolio are generally less cyclical in nature as well, in an effort to buffer ourselves against a slower US economy. We have made several new purchases in the health care sector, including Healthsouth Corp., whose stock we believe has been over-sold by the market given their strong unit growth and sound fundamentals as we see them.

Increasing share prices for large companies has provided powerful currency for them to continue merger mania. Next year we will see whether or not these mega-mergers such as Deutsche Bank/Bankers Trust, America Online/Netscape, Exxon/Mobil, Travelers/Citicorp and Daimler-Benz/Chrysler will be able to digest their consolidation pills. Even stronger, we think that factors such as lofty prices to forward earnings and a historically increased reliance on international trade will spell trouble for large stocks relative to small stocks. 1998 was a year in which we saw a squeeze on corporate earnings, yet a dramatic rise in share prices. It was also a year in which operating profits for smaller cap stocks topped large cap stocks, yet large stocks out-performed small cap stocks ten times over. Of course, no one can predict future markets, but we expect 1999 will be a year in which reality sets in again, and only those companies with realistic valuations and discernable earnings growth relative to those prices will prevail. Simply stated, we believe a reversal of fortune is in order.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc. , P.O. Box 419368, Kansas City, MO 64141-6368 or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs.

Sincerely,


CRAMER ROSENTHAL MCGLYNN, L.L.C.



See Footnotes on page 13.

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the Class A maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998, and from September 1, 1995 (commencement of operations) to December 31, 1998, were -1.15% and 15.53%, respectively.

    Average annual total returns for Class B shares including the applicable contingent deferred sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from September 1, 1995 (commencement of offering of shares) to December 31, 1998 were -0.75% and 16.07%, respectively. Average annual total returns for Class M shares including the maximum sales charge of 3.50% and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from September 1, 1995 (commencement of offering of shares) to December 31, 1998 were 0.63% and 15.70%, respectively.

    All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

(2) The Russell MidCapTM Index measures the performance of the 800 smallest companies in the Russell 1000TM Index which represents approximately 35% of the market capitalization of the Russell 1000TM Index.

(3) The Russell MidCapTM Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000TM Value Index.

(4) Source: Wall Street Journal, January 4, 1999.

(5) Source: Salomon Smith Barney, December 23, 1998.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This  letter  contains  statements  that  may  be  "forward-looking" statements.
Actual   results   may   differ   materially   from   those   projected  in  the
"forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholders,

Financial stocks performed poorly last year. This follows five years of good performance and we believe that the profit taking that took place has created exceptional relative value in this group as well as some exceptional absolute value in the smaller cap sector of this group. Pilgrim Bank and Thrift Fund's ( the "Fund") net asset value declined 1.8%(1) during this period trailing the Dow Jones Industrial Average which rose 18.2%, the Standard & Poor's 500 Index, which rose 28.6%, and the S&P Major Regional Banks Index(2) which gained 10.4%. Since the Fund now contains numerous financial stocks other than banks and thrifts, we have also started comparing ourselves to the NASDAQ 100 Financial Index(3). This index declined 1.1% last year and was much closer to our performance.

Most of the factors that we mentioned in our last report as contributing to our poor performance have not reversed yet. We still believe that this reversal will take place and are hopeful that it will occur this year.

The increased size of the Fund resulted in considerable trading activity last year. The changes are too numerous to list as I have in the past. An abbreviated version of this is that fifteen new names were added and are still retained and nine of our holdings were completely sold.

Fundamentals affecting the bank and thrift industry are still basically good. Credit quality is very little changed and still looks good. The yield curve still remains relatively flat and this as well as lower interest rates is putting some pressure on most bank and thrift margins. As a result of this, I believe that earnings growth in 1999 will be lower than is generally anticipated-- about the plus 7-9% range but this is still better than the anticipated growth rate of 4-6% for the S&P 500 index.

While there are no signs of it yet, I still believe that the next major credit problem for the banking industry will be credit cards. We continue to limit our exposure to this segment.

Loan demand actually picked up in the fourth quarter as many competing non-bank companies had trouble raising funds in the securitization market thus resulting in additional loan demand for the banks.

Consolidation in the industry has slowed as companies concentrate on making their operating systems year 2000 compliant and then testing these systems. They do not want to be burdened during this period with the risk of integrating a different operating system with theirs until they are sure that their own system will be year 2000 compliant. We believe that this will be basically proven out by the end of the third quarter of this year and that consolidation activity will pick up with a vengeance after this.

Too, bank earnings should benefit in the year 2000 from the elimination of year 2000 expenditures as well as from some of the new equipment that was added in the process of making the bank year 2000 compliant.

If I could sum up the current scenario in the banking sector with one word, it would be "Value!"

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

When you have been around as long as I have, you develop an ability to ignore the hype when stocks are running unquestioned to stratospheric multiples and, conversely, to see through the exaggerated pessimism when value presents itself. I believe there is considerable opportunity in today's marketplace.

I continue to stick to my old way of doing things -- that is, selling our more expensive names and buying the better quality names that look relatively and absolutely cheap. I believe that the Fund is in good shape for this year.

There have been some scattered redemptions so far in 1999. I strongly believe that this is not the time to take money out of this fund. The underperformance of the sector last year and its continued underperformance so far this year have created exceptional relative value in this Fund. The average multiples on the banks and thrifts in the Fund is about 12.8 times 1999 estimated earnings vs. over 25 times for the S&P 500. Also, more importantly, for the first time in about 12 months, I am seeing stocks that are attractive on an absolute basis. These are small cap banks and financial services companies, with the banks trading at between 10.5 and 12 times 1999 earnings with good growth prospects. I believe that they will go back to premium multiples when consolidation picks up again later in the year or in early 2000.

Some financial services companies are selling at multiples that are even cheaper than those for banks and thrifts, and if our holdings in this area were included in our multiple calculation, it would bring the Fund's average multiple to below 12.8 times estimated 1999 earnings.

Overall, the Fund is primed for a relatively strong 1999. Of course, there can be no guarantees but I believe that when values are this good, it's time to invest, wait out the volatility, and wait for the opportunities for your investments to pay off.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides and easy and cost-effective way to acquire additional shares in the Fund , without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419368, Kansas City, MO 64141-6368, or call (800) 992-0180.

We thank you for giving us the opportunity to help you work towards your investment needs. Please do not hesitate to contact us if you have any questions or need additional information.

Sincerely,


/s/ Carl Dorf

Carl Dorf, C.F.A.
Senior Vice President and Senior Portfolio Manager
Pilgrim Investments, Inc.



See Footnotes on page 16.

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Total return for Class A shares calculated at NAV and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

    Average annual total returns based on NAV, assuming reinvestment of all dividends and distributions and including the deduction of the maximum Class A sales charge of 5.75% were -7.48%, 25.89% and 20.90% for the one, five and ten-year periods ended December 31, 1998.

    Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Performance information for periods after October 20, 1997 includes Class A expenses. Ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering.

    Average annual total returns for Class B shares including the applicable contingent deferred sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from October 20, 1997 (commencement of offering of shares) to December 31, 1998 were -7.27% and 4.29%, respectively.

(2) The S&P Major Regional Banks Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

(3) The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts, traded on the NASDAQ National Market System and Small Cap Market.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PRINCIPAL RISK FACTORS: BECAUSE THE FUND'S PORTFOLIO IS CONCENTRATED IN THE BANKING AND THRIFT INDUSTRY IT MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS NOT CONCENTRATED IN ONE INDUSTRY.

This  letter  contains  statements  that  may  be  "forward-looking" statements.
Actual   results   may   differ   materially   from   those   projected  in  the
"forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Pilgrim Bank and Thrift Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of banks and thrifts.

                      Pilgrim Asia-Pacific  Equity  Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

The following are the results of operations for Pilgrim Asia-Pacific Equity Fund (the "Fund"), for the year ended December 31, 1998.

For the twelve months, the Fund earned a net return of -15.51%(1) compared to -4.82% for the Morgan Stanley Capital International All Countries Far East Free ex-Japan Index (the "MSCI"), a measure of the performance of Far East markets excluding Japan.

GENERAL ECONOMIC ENVIRONMENT

A combination of a strong yen and weaker US dollar was the major factor behind the recent recovery which took place in most of the regional currencies. This in turn has enabled interest rates to be reduced, a process which was helped by a cut in the Federal Funds rate. However, the economic picture is still very gloomy with only China, Singapore and Taiwan showing growth in 1998, and in the case of the latter two, at much reduced levels. China only managed to keep growth close to that of 1997 by embarking on huge infrastructure spending as export growth fell dramatically. Elsewhere, 3Q GDP contracted in Hong Kong, Malaysia and South Korea. Coupled with this contraction was a rise in unemployment and in some cases, inflation turning negative. The countries which the IMF is helping, namely Indonesia, the Philippines and South Korea, all made progress which has enabled the IMF to allow some relaxation of its conditions for the former two, and for the South Korean government to begin to repay some of its loans. Social unrest is still very much to the fore in both Indonesia, where rioting in Jakarta is still prevalent, and in Malaysia.

SPECIFIC EQUITY MARKET CONDITIONS

The table below summarizes the total returns on the respective MSCI Country Indices which comprise the Far East Free (excluding Japan) Index:


                                                  Total Return
                      Country                   1/1/98 - 12/31/98
                      -------                   -----------------
                    Hong Kong                        -2.92%
                    Malaysia                        -30.81%
                    Singapore                        -3.59%
                    Thailand                         11.56%
                    Indonesia                       -31.52%
                    Philippines                      13.45%
                    South Korea                     141.15%
                    Taiwan                          -20.64%
                    China                           -42.36%

Much of 1998 has been characterised by a sense of crisis and contagion. Declining economies remain crippled by banking problems, but the combination of a strong yen and weak dollar in the fourth quarter contributed to the recovery of most regional currencies while lower US interest rates reduced pressure on regional rates. The economic picture remained gloomy around the region with unemployment rising and in some cases, some countries moving into a deflationary environment.

                       Pilgrim Asia-Pacific Equity  Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

HONG KONG had a volatile year as the economy adjusted to regional instabilities and rigidities of Hong Kong's currency board system, high interest rates, tight liquidity, increasing unemployment and falling asset prices. These factors are still persisting, and while asset prices have stabilized, significant upside momentum is still elusive. In the long run, the important issue for Hong Kong remains its role in China's economic development and its status as a competitive international financial center. While Hong Kong remains the best gateway to China, the prevailing domestic credit crunch and a lethargic primary market may undermine its fund-raising capability for Chinese enterprises. Furthermore, the long-held policy of "active non-intervention" may render Hong Kong not as flexible in cost-cutting or restructuring as other economies. With investors beginning to emphasize "reform" at both a macro and micro level, the general perception is that Hong Kong is less ready than some of its regional peers in introducing competition and dismantling cartels. While the absolute downside may not be huge, the Hong Kong market may under-perform in a regional context before this perception is changed.

The MALAYSIA market has staged a remarkable recovery over the past few months. While fiscal and monetary policies are expected to be aggressively expansionary in 1999, the economy remains fragile while growth is likely to remain weak because of implementation delays, cautious consumer and weak investor sentiment. Driven by local funds, the market is likely to remain strong in the short term, although a complete turnaround is unwarranted as it is unclear whether the controversial corrective measures adopted by the government is properly setting the country back on the path of recovery. Investing in INDONESIA continues to demand a considerable risk appetite. Politically, the country remains trapped in the transition from Suharto's 32-year rule, with the current administration unable to secure sustainable political and social stability. The June legislative elections and December presidential polls could bring either stability or intensify unrest. Tough decisions must be made regarding banking sector recapitalisation, private debt restructuring and privatization, which in turn will be the driving forces for the economy and the stock market. In THAILAND, the debate between participating in liquidity-driven rallies and the need to evaluate the market on a fundamental valuation basis is expected to continue into 1999. While the worst for the economy has passed, the government must take the lead in accelerating recapitalization and debt restructuring. More importantly, the passage of amended bankruptcy and foreclosure laws in full will be key in re-establishing investor confidence and accelerating bank loan restructuring.

Singapore and the Philippines provide a fundamentally more positive environment. SINGAPORE has won widespread approval for its handling of the Asian financial crisis. On the corporate front, restructuring momentum, earnings improvement from cost reduction initiatives and cash-rich companies bargain hunting in the region should help retain investor interest. In terms of the economy, domestic government policies to reform and hone competitiveness should provide a cushion against the challenging external environment in the event of a slowdown in the US and Europe. Despite headline GDP numbers showing a milder recession for the PHILIPPINES compared to some of its neighbors in the Association of South East Asian Nations, the country is likely to face another year of consolidation in 1999. Optimism will be tempered with reality, with buoyant export growth one of the saving graces.

Slowing growth, deteriorating exports, concerns surrounding financial leverage and stock market activity by corporates has left TAIWAN at the back of the performance "pack". 1999 will be a challenging

                       Pilgrim Asia-Pacific Equity  Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

year as Taiwan attempts to maintain economic growth momentum. Growth will continue to be driven by investment and private consumption rather than by exports as banks adopt more conservative lending policies following rising corporate failures and non-performing loans. KOREA has been a phenomenal performer over the past few months, which together with the currency move and its changed market capitalization weighting has transformed its importance in regional benchmarks. Macro-economic numbers indicate that the economy has seen the bottom, while Korean chaebols are forced to restructure, with banks asked to facilitate the process by withdrawing new credit from those chaebols which refuse to cooperate. Korea is clearly attempting to re-engineer its corporate and financial sectors to become more competitive. The market may experience a long-term rally if corporate sector reforms are implemented successfully.

PILGRIM AMERICA MASTERS ASIA PACIFIC EQUITY FUND

Our  strategy  for  the  last  twelve  months  has  been  to  adopt a relatively defensive position for the portfolio, emphasizing good quality blue chip companies with strong franchises and balance sheets, who are able to withstand the significant domestic recessionary conditions that all Asian economies are experiencing. Against this background, country allocation has been of slightly less importance than in circumstances where economies are functioning normally. Nevertheless we have taken a strategic overweight position in Singapore where we believe, at both a macro and micro level, fundamentally positive developments are occurring. In particular, at the micro level, it is our view that corporate emphasis is shifting from asset accumulation and growth towards a focus in investment returns. This is likely to be rewarding for shareholders, particularly in view of government policy geared towards making Singapore a lower cost and more business-friendly economy.

Elsewhere we have rebuilt positions in Thailand and Korea which are economies and markets that have made significant progress in reform and restructuring, against the background of a massive improvement in their trade accounts and commensurate reduction in interest rates. While more remains to be done in both countries we would be inclined to add to both markets in a correction. In contrast we have remained cautious on Indonesia, whilst a reassessment of prospects in Malaysia requires a reversal of the capital controls imposed in September.

We have remained relatively cautious on immediate prospects in Hong Kong and China, and as a result, our Hong Kong weighting has been relatively neutral with emphasis on blue chip leaders in Utilities, Telecoms and Banks. We have viewed Hong Kong's fixed exchange rate as preventing policy makers from having as much monetary flexibility as elsewhere in Asia, with the economy essentially adjusting around the currency. This suggests to us that the adjustment process will be painful and although we probably under-estimated the scale of the rally in Hong Kong in the fourth quarter of 1998, our focus is likely to remain on the rest of the region in the short term. Cash levels were run down in the fourth quarter, and we remain fully invested.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,
HSBC ASSET MANAGEMENT AMERICA, INC.
HSBC ASSET MANAGEMENT HONG KONG LIMITED
See Footnotes on page 20.

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the Class A maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998, and from September 1, 1995 (commencement of operations) to December 31, 1998, were -20.37% and -19.55%, respectively.

    Average annual total returns for Class B shares including the applicable contingent deferred sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from September 1, 1995 (commencement of operations) to December 31, 1998 were -20.57% and -19.51%, respectively. Average annual total returns for Class M shares including the maximum sales charge of 3.50% and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from September 1, 1995 (commencement of operations) to December 31, 1998 were -19.26% and -19.47%, respectively.

    All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PRINCIPAL RISK FACTORS: EXPOSURE TO FINANCIAL AND MARKET RISKS THAT ACCOMPANY INVESTMENT IN EQUITIES, AND EXPOSURE TO CHANGES IN CURRENCY EXCHANGE RATES AND THE ECONOMIC AND POLITICAL RISKS OF FOREIGN INVESTING.

This  letter  contains  statements  that  may  be  "forward-looking" statements.
Actual   results   may   differ   materially   from   those   projected  in  the
"forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

It is our pleasure to share with you the results of operations for the Pilgrim High Yield Fund ("the Fund") for the semi-annual period ended December 31, 1998. For the year ended December 31, 1998 the Fund earned a total return of -2.96(1) compared to the Lehman High Yield Index which returned 1.60% for the same period.

For 1998, results fell short of expectations as the energy, mining and communication sectors under-performed. While short-term performance fell short of our goals, longer-term five-year performance remains in the top quartile of the Lipper High Current Yield category. It is management's top priority to maintain this long-term ranking.

GENERAL ECONOMIC AND MARKET ENVIRONMENT

Early 1998 brought the continuation of economic trends witnessed the previous year. While domestic trends were benign, a storm was brewing on the international front. Later in the year rumblings of concern about international economic instability could be heard from Alan Greenspan, among others. It became evident that U.S. capital markets would not escape the economic and political instability in Russia, Asia, and Brazil unscathed. Globalization, for better or worse, had arrived. As a result, the Federal Reserve Open Market Committee, in an effort to maintain liquidity and restore investor confidence, lowered the Federal Funds rate target three times during the second half of 1998, from 5.50% to 4.75%. By year-end, the committee's stance had become neutral; lessening the near-term risk there would be a further decline in interest rates.

1998 also brought a significant decline in interest rates. At the beginning of the year, the 30-year Treasury bond yielded 5.92%. After reaching a low of 4.72% on October 5, 1998, treasuries pulled back for the remainder of 1998, ending the year 83 basis points lower at 5.09%. At year-end, the yield curve reflected the Federal Reserve's neutral stance as well a low, but steady, rate of inflation. As of this writing (February 1999), interest rates have risen to 5.43%, as market participants exhibit concern over the strong economic growth witnessed in the fourth quarter of 1998.

HIGH YIELD MARKET

For the second year in a row, the high yield market set a record for new issues, with $142 billion new bonds priced. This record was even more impressive given the tumultuous two-month period between September and October, when new issuance virtually came to a standstill. Including new issues, the total market for high yield grew to $599 billion, a net increase of $104 billion from year-end 1997. Even with a bumper crop of new issues the high yield market saw its share of market erosion. Towards the latter half of 1998, spreads widened a dramatic 271 basis points (from 386 to 657 basis points over comparable treasuries) according to the CSFB High Yield Index. Currently, spreads of high yield securities are on the wider side of average giving them room to tighten in a positive economic environment

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

High yield default rates in 1998 mirrored historical averages. Moody's reported a trailing twelve month default rate of 3.31% nearly matching the annual mean (1971-1998) of 3.35%. (The default rate is reported as a percentage of issuers.) Dr. Edward Altman of New York University tracks an additional measure of high yield defaults, exclusive of international emerging markets corporates. Dr. Altman reported a final default rate for 1998 of 1.60% compared to a 1.50% median default rate for the previous 27 years.

PILGRIM HIGH YIELD FUND

Over the past twelve months, the Fund's industry weightings have been reallocated. Top industry weightings include Communications, Retail, Leisure, Automotive and Gaming. Communications, while under-performing in the second half of 1998, has rebounded strongly in the opening months of 1999. Market participants recognized the relative value of the sector and the opportunities afforded by the deregulation of the industry and growth of the Internet. Media and entertainment companies continue to provide stable and predictable cash flow. In the retailing sector, the focus is on issuers who exhibit competent management and strong comparable sales growth. In the automotive sector, the portfolio's holdings were concentrated in wholesale and retail distributors of automotive parts. Consolidation within this sector has allowed the remaining companies to improve profit margins through back office integration. Margins have been further improved by the consolidating company's ability to negotiate more favorable terms from suppliers.

Net assets of the Fund have grown dramatically in the last year. Management spent the fourth quarter reinvesting cash, as investment opportunities became attractive. Cash declined from a high of 13% in September to approximately 8% at year-end 1998. Typically, in a fully invested portfolio, cash will remain in a 0-3% range.

We wish to remind shareholders that the fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

We thank you for giving us the opportunity to work towards your investment needs.

Sincerely,

/s/ Kevin G. Mathews

Kevin G. Mathews
Senior Vice President and Senior Portfolio Manager
Pilgrim Group, Inc.
See Footnotes on page 23.

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Performance figures shown pertain only to Class A shares of the Fund without deducting the 4.75% maximum sales charge. The average annual total returns for the one, five and ten-year periods ended December 31, 1998, after deduction of the Class A maximum sales charge of 4.75% were -7.60%, 7.36% and 8.88%, respectively.

    Average annual total returns for Class B shares including the applicable contingent deferred sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from July 17, 1995 (commencement of offering of shares) to December 31, 1998 were -8.02% and 7.75%, respectively. Average annual total returns for Class M shares including the maximum sales charge of 3.25% and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from July 17, 1995 (commencement of offering of shares) to December 31, 1998 were -6.58% and 7.69%, respectively.

    All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PRINCIPAL RISK FACTORS: EXPOSURE TO FINANCIAL, MARKET AND INTEREST RATE RISKS. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER RATED SECURITIES IN THE FUND'S PORTFOLIO AND IN SOME CASES, THE LOWER MARKET PRICES FOR THOSE INSTRUMENTS.

This  letter  contains  statements  that  may  be  "forward-looking" statements.
Actual   results   may   differ   materially   from   those   projected  in  the
"forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operations for the Pilgrim Government Securities Income Fund ("the Fund") for the year ended December 31, 1998. As of December 31, 1998, the Fund's standardized 30 day SEC yield was 4.44%(1). The average annual total returns for the one, five, and ten year periods ended December 31, 1998 assuming reinvestment of all dividends and distributions, were 5.61%, 5.22%, and 7.07%, respectively.(1)

GENERAL ECONOMIC AND MARKET ENVIRONMENT

We can thank Alan Greenspan for another year of positive economic and investment fundamentals. The Federal Reserve in a series of moves, starting late in the third quarter, lowered the Federal Funds rate from 5.50% to 4.75%. These monetary easings provided liquidity in a time of perceived crisis. More importantly, they instilled confidence in investors and allowed the year to close on a positive note for both equity and bond investors. Interest rates spent most of the first half of 1998 trading in a very tight range. Then in the later half of May, Mr. Greenspan gave testimony to the House Agricultural Committee. In his prepared statement, Greenspan said that while the world economy has so far "avoided the continuing downward spiral some feared" from Asia's economic crisis, there is still a chance a second round of instability could have "unexpected large negative effects." It is almost eerie on how well these comments foreshadowed the events that transpired soon after. First Asia, then Russia and then finally Brazil would send the US and global financial markets on a roller coaster ride over the next eight months. The thirty-year bond reached it low of 4.72% on October 5, less than a week after the Federal Reserve eased monetary policy for the first time in three years. In the final quarter of 1998, the Federal Reserve eased monetary policy two more times and interest rates moved into a slightly higher range as assets were reallocated back to the equity market. This reallocation of assets propelled the equity market to new highs.

MORTGAGE SECURITIES MARKET IN PARTICULAR

The mortgage market, over the last twelve months, has been challenged by low rates and corresponding high prepayments. The increased sophistication of the average homeowner, who receives numerous solicitations to refinance their mortgage, has exacerbated this situation. Management has reduced its impact to prepayments by reallocating the portfolio's mortgage concentration into agencies and lower coupon mortgages, which have little or no prepayment risk. On December 31, 1997 the Fund had no exposure to mortgages with a coupon less than 7% and 47% of the mortgage securities had a coupon greater than or equal to 10%. On December 31, 1998 the Fund's allocation had been shifted to where 40% of the mortgage securities had a coupon less than or equal to 7% and 25% of the mortgage securities had a coupon greater than or equal to 10%.

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT (Continued)
--------------------------------------------------------------------------------

ANALYSIS OF THE PILGRIM GOVERNMENT SECURITIES INCOME FUND

The effective duration (a measure of price sensitivity) of the portfolio as of December 31, 1998 was approximately 4.0, slightly above the Lehman Government/Mortgage Index. Our goal is to provide competitive returns while having less volatility and more downside protection than most other government securities funds. That being said, the strong bullish environment that has continued to prevail over the last twelve months is not one in which this fund excels. It is our belief that the strategy and philosophy, which we adhere to, is one that will provide you with an attractive long-term risk/reward profile. The Fund continues its ongoing commitment to shareholders of avoiding the risks associated with exotic derivatives, leverage as well as futures and options.

For the first half of 1999, we believe that economic growth will moderate from the strong pace witnessed in the fourth quarter of 1998. The stock market will be a factor to watch in 1999 as it relates to both the economy and the bond market. We believe interest rates will stay confined within a range and that the focus in 1999 will be on income. That being said, the Pilgrim Government Securities Income Fund with it high concentration of mortgage pass-throughs seeks to provide investors with a good source of income.

We wish to remind shareholders that the fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way of acquiring additional shares in the fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,

/s/ Charles G. Ullerich

Charles G. Ullerich, C.F.A.
Portfolio Manager
Pilgrim Investments, Inc.



See Footnotes on Page 26.

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

(1) Total return and yield figures reflect a partial waiver of expenses for some of the periods stated. Performance figures shown pertain only to
    Class A Shares of the Fund excluding the 4.75% maximum sales charge. Average annual total returns for the one, five and ten-year periods ended December 31, 1998, including the maximum sales charge and assuming reinvestment of all dividends and distributions were 0.63%, 4.20% and 6.56%, respectively.

    Average annual total returns for Class B shares including the applicable contingent deferred sales charge and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from July 17, 1995 (commencement of offering of shares) to December 31, 1998 were -0.15% and 4.42%, respectively. Average annual total returns for Class M shares including the maximum sales charge of 3.25% and assuming reinvestment of all dividends and distributions for the year ended December 31, 1998 and from July 17, 1995 (commencement of offering of shares) to December 31, 1998 were 1.66% and 4.50%, respectively.

    The 30-day standardized SEC yields for Class B and M as of December 31, 1998 were 3.86% and 4.04%, respectively.

    The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six month period from July to December, 1992. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to it's 10% borrowing investment restriction.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This  letter  contains  statements  that  may  be  "forward-looking" statements.
Actual   results   may   differ   materially   from   those   projected  in  the
"forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                         LargeCap           MidCap
                                                                       MagnaCap          Leaders             Value
                                                                         Fund              Fund              Fund
                                                                     ------------      -----------       ------------
ASSETS:
Investments in securities at market value (Cost $303,275,265,
 $21,031,720 and $62,144,590, respectively)                          $424,334,243      $25,485,602       $ 69,212,481
Short-term securities at amortized cost                                30,259,000        2,495,000          3,524,000
Cash                                                                       14,433            8,870              8,608
Receivables:
 Fund shares sold                                                       1,370,629            3,075            108,366
 Dividends and interest                                                   441,086           14,883             36,935
 Due from affiliate                                                           --            10,256              3,196
 Investment securities sold                                             6,284,216          136,854            231,934
Prepaid expenses                                                           71,873           17,594             27,187
Deferred organization expenses                                                --            43,410             43,410
                                                                     ------------      -----------       ------------
  Total Assets                                                        462,775,480       28,215,544         73,196,117
                                                                     ------------      -----------       ------------
LIABILITIES:
Payable for investment securities purchased                               970,275              --             640,663
Payable for fund shares redeemed                                          634,972           17,962            194,192
Payable to affiliate                                                        6,552              649              1,828
Other accrued expenses and liabilities                                    245,413           73,478             95,734
                                                                     ------------      -----------       ------------
  Total Liabilities                                                     1,857,212           92,089            932,417
                                                                     ------------      -----------       ------------
NET ASSETS                                                           $460,918,268      $28,123,455       $ 72,263,700
                                                                     ============      ===========       ============
NET ASSETS CONSIST OF:
 Paid-in capital                                                     $314,748,813      $21,179,968       $ 65,936,367
 Overdistributed net investment income (loss)                            (253,559)        (109,458)          (266,232)
 Accumulated net realized gain (loss) on investments and foreign
  currency transactions                                                25,364,036        2,599,063           (474,326)
 Net unrealized appreciation of investments                           121,058,978        4,453,882          7,067,891
                                                                     ------------      -----------       ------------
 Net Assets                                                          $460,918,268      $28,123,455       $ 72,263,700
                                                                     ============      ===========       ============
Class A:
 Net assets                                                          $350,702,866      $ 7,004,739       $ 22,898,522
 Shares authorized ($1.00, $0.10 and $0.00 par value, respectively)    80,000,000       28,000,000         28,000,000
 Shares outstanding                                                    21,541,256          443,519          1,521,846
 Net asset value and redemption price per share                      $      16.28      $     15.79       $      15.05
 Maximum offering price per share(1)                                 $      17.27      $     16.75       $      15.97
Class B:
 Net assets                                                          $ 94,968,442      $15,659,749       $ 37,167,666
 Shares authorized ($1.00, $0.10 and $0.00 par value, respectively)    80,000,000       28,000,000         28,000,000
 Shares outstanding                                                     5,924,990        1,013,916          2,532,099
 Net asset value, redemption and offering price per share(2)         $      16.03      $     15.44       $      14.68
 Maximum offering price per share(2)                                 $        --       $       --        $        --
Class M:
 Net assets                                                          $ 15,246,960      $ 5,458,967       $ 12,197,512
 Shares authorized ($1.00, $0.10 and $0.00 par value, respectively)    40,000,000       14,000,000         14,000,000
 Shares outstanding                                                       944,053          350,165            827,217
 Net asset value and redemption price per share                      $      16.15      $     15.59       $      14.75
 Maximum offering price per share(3)                                 $      16.74      $     16.16       $      15.28

------------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Bank and     Asia-Pacific                      Government
                                                                    Thrift         Equity        High Yield       Securities
                                                                     Fund           Fund            Fund         Income Fund
                                                                -------------  -------------   -------------   --------------
ASSETS:
Investments in securities at market value (Cost $671,959,872,
 $23,841,769, $364,245,066 and $40,165,070,
 respectively)                                                  $851,834,045   $  23,536,222   $345,500,785    $  40,400,113
Affiliated issuers (Cost $11,022,381)                              8,138,601             --             --               --
Short-term investments at amortized cost                          25,045,000             --      26,814,000        2,762,000
Foreign currency (Cost $0, $722,308, $0 and
r$0,  espectively)                                                       --          505,503            --               --
Cash                                                                 652,272             --       2,486,950            8,610
Receivables:
 Fund shares sold                                                  5,111,517          13,406      6,716,269        1,045,399
 Dividends and interest                                            1,166,505          39,432      7,914,697          409,375
 Due from affiliate                                                      --           11,964         36,164              --
 Investment securities sold                                        7,217,118             --             --               --
 Other                                                                   --              --             --            29,531
Prepaid expenses                                                     191,688          17,989         98,219           15,286
Deferred organization expenses                                           --           43,410            --               --
                                                                -------------  -------------   -------------   --------------
  Total Assets                                                   899,356,746      24,167,926    389,567,084       44,670,314
                                                                -------------  -------------   -------------   --------------
LIABILITIES:
Payable for investment securities purchased                        5,523,461             --       2,468,000              --
Payable for fund shares redeemed                                   4,445,589         531,138      1,574,513           70,392
Payable to custodian                                                     --          704,560            --               --
Payable to affiliate                                                  13,109           1,566          2,961              439
Other accrued expenses and liabilities                               315,683         171,788         73,740           49,369
                                                                -------------  -------------   -------------   --------------
  Total Liabilities                                               10,297,842       1,409,052      4,119,214          120,200
                                                                -------------  -------------   -------------   --------------
NET ASSETS                                                      $889,058,904   $  22,758,874   $385,447,870    $  44,550,114
                                                                =============  =============   =============   ==============
NET ASSETS CONSIST OF:
 Paid-in capital                                                $700,793,892   $  55,774,610   $428,102,143    $  50,143,234
 Undistributed (overdistributed) net investment income
  (loss)                                                           1,785,023        (209,441)       409,195           23,956
 Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                9,489,596     (32,283,124)   (24,319,187)      (5,852,119)
 Net unrealized appreciation (depreciation) of investments
  and other assets, liabilities and forward contracts
  denominated in foreign currencies                              176,990,393        (523,171)   (18,744,281)         235,043
                                                                -------------  -------------   -------------   --------------
 Net Assets                                                     $889,058,904   $  22,758,874   $385,447,870    $  44,550,114
                                                                =============  =============   =============   ==============
Class A:
 Net assets                                                     $492,638,959   $   9,691,887   $127,391,677    $  26,943,609
 Shares authorized ($0.00, $0.01, $0.10 and $0.00 par
  value, respectively)                                           100,000,000      24,000,000     80,000,000    1,000,000,000
 Shares outstanding                                               20,007,801       1,893,735     20,640,994        2,094,500
 Net asset value and redemption price per share                 $      24.62   $        5.12   $       6.17    $       12.86
 Maximum offering price per share(1)                            $      26.12   $        5.43   $       6.48    $       13.50
Class B:
 Net assets                                                     $396,419,945   $   9,172,817   $233,916,497    $  16,119,933
 Shares authorized ($0.00, $0.01, $0.10 and $0.00 par
  value, respectively)                                           100,000,000      24,000,000     80,000,000    1,000,000,000
 Shares outstanding                                               16,150,750       1,833,136     37,978,541        1,257,575
 Net asset value, redemption and offering price per share(2)    $      24.54   $        5.00   $       6.16    $       12.82
 Maximum offering price per share(2)                            $      24.54   $         --    $        --     $         --
Class M:
 Net assets                                                     $        --    $   3,894,170   $ 24,139,696    $   1,486,572
 Shares authorized ($0.00, $0.01, $0.10 and $0.00 par
  value, respectively)                                                   --       12,000,000     40,000,000    1,000,000,000
 Shares outstanding                                                      --          774,247      3,917,206          115,607
 Net asset value and redemption price per share                 $        --    $        5.03   $       6.16    $       12.86
 Maximum offering price per share(3)                            $        --    $        5.21   $       6.37    $       13.29

------------
(1) Maximum offering price is computed at 100/94.25 of net asset value for Bank and Thrift Fund and Asia-Pacific Equity Fund and 100/95.25 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value for Asia-Pacific Equity Fund and 100/96.75 of net asset value for High Yield Fund and Government Securities Income Fund.

                 See Accompanying Notes to Financial Statements

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS for the Six Months Ended December 31, 1998
 (Unaudited)
--------------------------------------------------------------------------------

                                                                      LargeCap
                                                      MagnaCap        Leaders         MidCap Value
                                                        Fund            Fund              Fund
                                                     -----------     ----------       ------------
INVESTMENT INCOME:
 Interest                                            $   776,890     $   34,865       $    175,095
 Dividends (net of foreign withholding taxes of
   $20,633, and $3,586, respectively)                  2,860,443        147,243            352,340
                                                     -----------     ----------       ------------
   Total investment income                             3,637,333        182,108            527,435
                                                     -----------     ----------       ------------
EXPENSES:
 Investment management fees                            1,524,356        127,831            357,397
 Distribution expenses
   Class A Shares                                        493,426          8,353             28,698
   Class B Shares                                        411,387         69,486            183,105
   Class M Shares                                         52,766         18,701             44,624
 Transfer agent and registrar fees                       357,722         66,200             87,153
 Reports to shareholders                                  85,029          5,394             13,314
 Professional fees                                        50,143          5,152             11,346
 Custodian fees                                           48,981          3,241              8,378
 Miscellaneous expenses                                   42,393         15,346             44,614
 Registration and filing fees                             40,749         17,142             23,074
 Recordkeeping and pricing fees                           35,500          2,179              6,027
 Shareholder servicing fee                                27,740          2,997              6,882
 Directors' fees                                          15,271            756              2,773
 Organization expense                                        --          13,116             13,116
 Insurance expense                                           --           1,047              2,899
                                                     -----------     ----------       ------------
   Total expenses                                      3,185,463        356,941            833,400
                                                     -----------     ----------       ------------
 Less:
   Waived and reimbursed fees                                --         (64,633)           (37,665)
   Earnings credits                                       (8,670)          (742)            (2,068)
                                                     -----------     ----------       ------------
   Net expenses                                        3,176,793        291,566            793,667
                                                     -----------     ----------       ------------
   Net investment income (loss)                          460,540       (109,458)          (266,232)
                                                     -----------     ----------       ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS:
 Net realized gain from investments                   20,678,833      2,080,191          1,098,256
 Net change in unrealized appreciation
   (depreciation) of investments                       2,845,741       (231,469)        (3,831,064)
                                                     -----------     ----------       ------------
 Net gain (loss) from investments                     23,524,574      1,848,722         (2,732,808)
                                                     -----------     ----------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                        $23,985,114     $1,739,264       $ (2,999,040)
                                                     ===========     ==========       ============

                 See Accompanying Notes to Financial Statements

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS for the Six Months Ended December 31, 1998
 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                      Bank and        Asia-Pacific                         Government
                                                       Thrift            Equity          High Yield        Securities
                                                        Fund              Fund              Fund           Income Fund
                                                   --------------     ------------      -------------      -----------
INVESTMENT INCOME:
 Interest                                          $    1,763,349     $     74,847      $  16,289,444      $1,355,839
 Redemption fee income                                    408,140              --                 --              --
 Dividends (net of foreign withholding taxes of
   $6,050, $21,977, $0 and $0, respectively)            8,822,204          180,969                --              --
                                                   --------------     ------------      -------------      ----------
   Total investment income                             10,993,693          255,816         16,289,444       1,355,839
                                                   --------------     ------------      -------------      ----------
EXPENSES:
 Investment management fees                             3,065,197          149,471            949,447          91,400
 Distribution expenses
   Class A Shares                                         614,603           14,125            394,722          32,872
   Class B Shares                                       1,821,357           43,879            705,259          48,163
   Class M Shares                                             --            14,398             52,388           2,400
 Transfer agent and registrar fees                        984,000           97,388            205,089          65,493
 Reports to shareholders                                  120,146            9,922             49,829           6,515
 Miscellaneous expenses                                   115,238           33,372              6,888           5,389
 Registration and filing fees                              99,336           31,369             55,455          19,154
 Custodian fees                                            77,346           33,134             49,894          11,813
 Recordkeeping and pricing fees                            71,606            2,113             31,532           3,610
 Professional fees                                         66,836            4,420             24,129           5,925
 Shareholder servicing fee                                 58,365            9,244             13,641           1,707
 Insurance expense                                         30,107            1,129              8,514             978
 Directors' fees                                           20,164            1,260              7,562           1,870
 Organization expense                                         --            13,116                --              --
                                                   --------------     ------------      -------------      ----------
   Total expenses                                       7,144,301          458,340          2,554,349         297,289
                                                   --------------     ------------      -------------      ----------
 Less:
   Waived and reimbursed fees                                 --          (175,350)          (194,013)            --
   Earnings credits                                        (6,926)            (542)           (24,762)           (248)
                                                   --------------     ------------      -------------      ----------
   Net expenses                                         7,137,375          282,448          2,335,574         297,041
                                                   --------------     ------------      -------------      ----------
   Net investment income (loss)                         3,856,318          (26,632)        13,953,870       1,058,798
                                                   --------------     ------------      -------------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                         24,568,646       (7,591,532)       (15,219,896)        (76,568)
   Foreign currency transactions                              --           (11,368)               --              --
 Net change in unrealized appreciation
   (depreciation) of:
   Investments                                       (102,079,204)      11,782,008        (18,409,449)        (49,165)
   Other assets, liabilities and forward
    contracts denominated in foreign
    currencies                                                --          (217,640)               --              --
                                                   --------------     ------------      -------------      ----------
 Net gain (loss) from investments                     (77,510,558)       3,961,468        (33,629,345)       (125,733)
                                                   --------------     ------------      -------------      ----------
   NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                                     $  (73,654,240)    $  3,934,836      $ (19,675,475)     $  933,065
                                                   ==============     ============      =============      ==========

                 See Accompanying Notes to Financial Statements

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              MagnaCap Fund
                                    ---------------------------------
                                       Six Months           Year
                                         Ended              Ended
                                      December 31,        June 30,
                                    1998 (Unaudited)        1998
                                    ---------------   ---------------
Increase (decrease) in net
 assets from operations
Net investment income               $       460,540   $      626,120
Net realized gain from
 investments                             20,678,833       63,902,750
Net change in unrealized
 appreciation (depreciation)
 of investments                           2,845,741        7,551,908
                                    ---------------   ---------------
Net increase (decrease) in
 net assets resulting
 from operations                         23,985,114       72,080,778
                                    ---------------   ---------------
Distributions to shareholders:
Net investment income:
 Class A shares                            (599,512)        (626,120)
 Class B shares                                 --               --
 Class M shares                                 --               --
In excess of net investment
 income:
 Class A shares                            (114,160)        (563,340)
 Class B shares                                (427)         (85,798)
 Class M shares                                 --           (22,509)
Net realized gains:
 Class A shares                         (15,998,556)     (33,690,960)
 Class B shares                          (3,994,804)      (6,012,889)
 Class M shares                            (685,474)      (1,155,826)
In excess of net realized gains:
 Class A shares                         (15,526,755)             --
 Class B shares                          (4,522,438)             --
 Class M shares                            (679,607)             --
Tax return of capital
 Class A shares                                 --               --
 Class B shares                                 --               --
 Class M shares                                 --               --
                                    ---------------   ---------------
Total distributions                     (42,121,733)     (42,157,442)
                                    ---------------   ---------------
Capital share transactions:
Net proceeds from sale of
 shares                                 147,442,175      226,880,255
Shares resulting from dividend
 reinvestments                           38,693,896       39,050,738
Cost of shares redeemed                (148,302,342)    (189,163,043)
                                    ---------------   ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                      37,833,729       76,767,950
                                    ---------------   ---------------
Net increase (decrease) in
 net assets                              19,697,110      106,691,286
                                    ---------------   ---------------
Net assets, beginning of
 period                                 441,221,158      334,529,872
                                    ---------------   ---------------
Net assets, end of period**         $   460,918,268   $  441,221,158
                                    ===============   ===============
** Including overdistributed
  net investment income
  (loss) of:                        $      (253,559)  $          --
                                    ===============   ===============

                                          LargeCap Leaders Fund                 MidCap Value Fund
                                    --------------------------------    --------------------------------
                                       Six Months           Year           Six Months           Year
                                         Ended             Ended             Ended             Ended
                                      December 31,        June 30,        December 31,        June 30,
                                    1998 (Unaudited)        1998        1998 (Unaudited)        1998
                                    ---------------   --------------    ---------------   --------------
Increase (decrease) in net
 assets from operations
Net investment income                $    (109,458)   $    (128,521)    $     (266,232)   $    (673,722)
Net realized gain from
 investments                             2,080,191        2,762,882          1,098,256        5,591,383
Net change in unrealized
 appreciation (depreciation)
 of investments                           (231,469)       1,905,453         (3,831,064)       5,351,298
                                     -------------    --------------    --------------    --------------
Net increase (decrease) in
 net assets resulting
 from operations                         1,739,264        4,539,814         (2,999,040)      10,268,959
                                     -------------    --------------    --------------    --------------
Distributions to shareholders:
Net investment income:
 Class A shares                                --               --                 --               --
 Class B shares                                --               --                 --               --
 Class M shares                                --               --                 --               --
In excess of net investment
 income:
 Class A shares                                --               --                 --               --
 Class B shares                                --               --                 --               --
 Class M shares                                --               --                 --               --
Net realized gains:
 Class A shares                            (44,367)        (832,744)        (1,682,103)        (678,728)
 Class B shares                            (99,803)      (1,416,831)        (2,759,814)      (1,045,324)
 Class M shares                            (34,685)        (513,305)          (898,764)        (353,906)
In excess of net realized gains:
 Class A shares                                --          (200,668)               --               --
 Class B shares                                --          (341,418)               --               --
 Class M shares                                --          (123,694)               --               --
Tax return of capital
 Class A shares                                --               --                 --               --
 Class B shares                                --               --                 --               --
 Class M shares                                --               --                 --               --
                                     -------------    --------------    --------------    --------------
Total distributions                       (178,855)      (3,428,660)        (5,340,681)      (2,077,958)
                                     -------------    --------------    --------------    --------------
Capital share transactions:
Net proceeds from sale of
 shares                                  3,603,938       11,925,184          8,643,394       48,130,133
Shares resulting from dividend
 reinvestments                             167,251        3,254,387          4,927,025        1,918,895
Cost of shares redeemed                 (5,952,545)     (14,837,322)       (14,258,512)     (25,569,526)
                                     -------------    --------------    --------------    --------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                     (2,181,356)         342,249           (688,093)      24,479,502
                                     -------------    --------------    --------------    --------------
Net increase (decrease) in
 net assets                               (620,947)       1,453,403         (9,027,814)      32,670,503
                                     -------------    --------------    --------------    --------------
Net assets, beginning of
 period                                 28,744,402       27,290,999         81,291,514       48,621,011
                                     -------------    --------------    --------------    --------------
Net assets, end of period**          $  28,123,455    $  28,744,402     $   72,263,700    $  81,291,514
                                     =============    ==============    ==============    ==============
** Including overdistributed
  net investment income
  (loss) of:                         $    (109,458)   $         --      $     (266,232)   $         --
                                     =============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
--------------------------------------------------------------------------------

                                                   Bank and Thrift Fund                       Asia-Pacific Equity Fund
                                     ------------------------------------------------    --------------------------------
                                        Six Months        Six Months         Year           Six Months           Year
                                          Ended             Ended            Ended            Ended              Ended
                                       December 31,        June 30,      December 31,      December 31,        June 30,
                                     1998 (Unaudited)        1998            1997        1998 (Unaudited)        1998
                                     ---------------    -------------   -------------    ---------------    -------------
Increase (decrease) in net assets
 from operations
Net investment income (loss)         $    3,856,318     $   2,306,539   $  4,408,320      $     (26,632)    $       6,895
Net realized gain (loss) from
 investments                             24,568,646         4,702,961     40,749,713         (7,591,532)      (22,507,777)
Net realized loss from foreign
 currency transaction                           --                --             --             (11,368)         (262,006)
Net change in unrealized
 appreciation (depreciation) of
 investments                           (102,079,204)       25,621,214    117,597,499         11,782,008       (17,738,326)
Net change in unrealized
 appreciation (depreciation) of
 other investments denominated
 in foreign currency                            --                --             --            (217,640)           10,172
                                     --------------     -------------   -------------     -------------     -------------
Net increase (decrease) in net
 assets resulting from operations       (73,654,240)       32,630,714    162,755,532          3,934,836       (40,491,042)
                                     --------------     -------------   -------------     -------------     -------------
Distributions to shareholders:
Net investment income:
 Class A shares                          (3,007,002)              --      (4,332,270)               --                --
 Class B shares                            (849,316)              --         (76,050)               --                --
 Class M shares                                 --                --             --                 --                --
In excess of net investment
 income:
 Class A shares                            (508,642)              --         (55,332)               --                --
 Class B shares                             (12,874)              --          (4,451)               --                --
 Class M shares                                 --                --             --                 --                --
Net realized gains:
 Class A shares                         (11,015,988)              --     (36,807,832)               --                --
 Class B shares                          (8,766,023)              --      (3,941,881)               --                --
 Class M shares                                 --                --             --                 --                --
In excess of net realized gains:
 Class A shares                                 --                --        (119,078)               --                --
 Class B shares                                 --                --             --                 --                --
 Class M shares                                 --                --             --                 --                --
Tax return of capital
 Class A shares                                 --                --      (2,537,766)               --                --
 Class B shares                                 --                --        (549,279)               --                --
 Class M shares                                 --                --             --                 --                --
                                     --------------     -------------   -------------     -------------     -------------
Total distributions                     (24,159,845)              --     (48,423,939)               --                --
                                     --------------     -------------   -------------     -------------     -------------
Capital share transactions:
Net proceeds from sale of shares        206,846,358       465,635,786    113,608,987         69,892,739        82,247,275
Shares resulting from dividend
 reinvestments                           18,755,835               --      22,209,369                --                --
Cost of shares redeemed                (147,837,623)      (48,502,831)   (43,147,277)       (76,213,997)      (90,420,188)
                                     --------------     -------------   -------------     -------------     -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                      77,764,570       417,132,955     92,671,079         (6,321,258)       (8,172,913)
                                     --------------     -------------   -------------     -------------     -------------
Net increase (decrease) in net
 assets                                 (20,049,515)      449,763,669    207,002,672         (2,386,422)      (48,663,955)
                                     --------------     -------------   -------------     -------------     -------------
Net assets, beginning of period         909,108,419       459,344,750    252,342,078         25,145,296        73,809,251
                                     --------------     -------------   -------------     -------------     -------------
Net assets, end of period**          $  889,058,904     $ 909,108,419   $459,344,750      $  22,758,874     $  25,145,296
                                     ==============     =============   =============     =============     =============
** Including undistributed
  (overdistributed) net
  investment income (loss) of:       $    1,785,023     $   2,306,539   $        --       $    (209,441)    $    (182,809)
                                     ==============     =============   =============     =============     =============

                 See Accompanying Notes to Financial Statements

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
--------------------------------------------------------------------------------

                                                                        High Yield Fund
                                                               --------------------------------
                                                                  Six Months           Year
                                                                    Ended             Ended
                                                                 December 31,        June 30,
                                                               1998 (Unaudited)        1998
                                                               ---------------   --------------
Increase (decrease) in net assets from operations
Net investment income                                          $   13,953,870    $  13,829,456
Net realized gain (loss) from investments                         (15,219,896)       1,228,407
Net change in unrealized appreciation (depreciation) of
 investments                                                      (18,409,449)      (2,126,621)
                                                               --------------    --------------
Net increase (decrease) in net assets resulting from
 operations                                                       (19,675,475)      12,931,242
                                                               --------------    --------------
Distributions to shareholders:
Net investment income:
 Class A shares                                                    (4,998,399)      (5,189,232)
 Class B shares                                                    (8,034,617)      (6,676,547)
 Class M shares                                                      (920,854)      (1,217,170)
In excess of net investment income:
 Class A shares                                                      (365,035)             --
 Class B shares                                                      (471,142)             --
 Class M shares                                                       (54,695)             --
                                                               --------------    --------------
Total distributions                                               (14,844,742)     (13,082,949)
                                                               --------------    --------------
Capital share transactions:
Net proceeds from sale of shares                                  233,645,903      265,753,457
Shares resulting from dividend reinvestments                        7,630,588        6,959,488
Cost of shares redeemed                                           (97,820,092)     (81,063,350)
                                                               --------------    --------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                               143,456,399      191,649,595
                                                               --------------    --------------
Net increase (decrease) in net assets                             108,936,182      191,497,888
                                                               --------------    --------------
Net assets, beginning of period                                   276,511,688       85,013,800
                                                               --------------    --------------
Net assets, end of period**                                    $  385,447,870    $ 276,511,688
                                                               ==============    ==============
** Including undistributed net investment income (loss) of:    $      409,195    $   1,300,067
                                                               ==============    ==============

                                                                     Government Securities
                                                                          Income Fund
                                                               --------------------------------
                                                                  Six Months           Year
                                                                    Ended             Ended
                                                                 December 31,        June 30,
                                                               1998 (Unaudited)       1998
                                                               ---------------   --------------
Increase (decrease) in net assets from operations
Net investment income                                          $    1,058,798    $   1,461,879
Net realized gain (loss) from investments                             (76,568)         561,221
Net change in unrealized appreciation (depreciation) of
 investments                                                          (49,165)         100,378
                                                               --------------    --------------
Net increase (decrease) in net assets resulting from
 operations                                                           933,065        2,123,478
                                                               --------------    --------------
Distributions to shareholders:
Net investment income:
 Class A shares                                                      (788,160)      (1,362,962)
 Class B shares                                                      (229,879)         (92,626)
 Class M shares                                                       (16,803)          (6,291)
In excess of net investment income:
 Class A shares                                                           --          (249,557)
 Class B shares                                                           --           (21,100)
 Class M shares                                                           --            (1,314)
                                                               --------------    --------------
Total distributions                                                (1,034,842)      (1,733,850)
                                                               --------------    --------------
Capital share transactions:
Net proceeds from sale of shares                                   42,642,640        6,791,580
Shares resulting from dividend reinvestments                          618,138          903,030
Cost of shares redeemed                                           (25,734,625)     (12,453,169)
                                                               --------------    --------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                                17,526,153       (4,758,559)
                                                               --------------    --------------
Net increase (decrease) in net assets                              17,424,376       (4,368,931)
                                                               --------------    --------------
Net assets, beginning of period                                    27,125,738       31,494,669
                                                               --------------    --------------
Net assets, end of period**                                    $   44,550,114    $  27,125,738
                                                               ==============    ==============
** Including undistributed net investment income (loss) of:    $       23,956    $         --
                                                               ==============    ==============

                 See Accompanying Notes to Financial Statements

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------



                                                                           CLASS A
                                            ---------------------------------------------------------------------
                             Six Months
                                Ended                                Year Ended June 30,
                            December 31,    ---------------------------------------------------------------------
                                1998            1998          1997          1996         1995(a)        1994
                             (Unaudited)    ------------- ------------- ------------- ------------- -------------
                          -----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period      $      17.07      $    15.92    $    16.69    $    14.03    $    12.36    $    12.05
                          ------------      -----------   -----------   -----------   -----------   -----------
Income from investment
operations:
 Net investment income
 (loss)                           0.03            0.04          0.10          0.09          0.12          0.15
 Net realized and
 unrealized gain on
 investments                      0.84            3.02          4.16          2.87          2.29          0.89
                          ------------      -----------   -----------   -----------   -----------   -----------
 Total from
  investment
  operations                      0.87            3.06          4.26          2.96          2.41          1.04
                          ------------      -----------   -----------   -----------   -----------   -----------
Less distributions from:
 Net investment income            0.03            0.04          0.10          0.06          0.14          0.14
 In excess of net
 investment income                0.01            0.02          0.02            --            --            --
 Realized gains on
 investment                       0.84            1.85          4.91          0.24          0.60          0.59
 In excess of realized
 gains on investments             0.78              --            --            --            --            --
                          ------------      -----------   -----------   -----------   -----------   -----------
 Total distributions              1.66            1.91          5.03          0.30          0.74          0.73
                          ------------      -----------   -----------   -----------   -----------   -----------
Net asset value,
 end of period            $      16.28      $    17.07    $    15.92    $    16.69    $    14.03    $    12.36
                          ============      ===========   ===========   ===========   ===========   ===========
Total Return(c)                   5.68%          20.53%        30.82%        21.31%        20.61%         9.13%
Ratios/Supplemental
 Data
Net assets, end of
 period (000's)           $    350,703      $  348,759    $  290,355    $  235,393    $  211,330    $  190,435
Ratios to average net
 assets:
 Expenses                         1.34%(d)        1.37%         1.46%         1.68%         1.59%         1.53%
 Net investment income            0.36%(d)        0.29%         0.64%         0.54%         0.98%         1.16%
Portfolio turnover rate             31%             53%           77%           15%           6%            7%



                                                      CLASS B                                          CLASS M
                          ---------------------------------------------------------------- -------------------------------
                             Six Months         Year          Year           July 17,         Six Months         Year
                                Ended           Ended         Ended         1995(b) to           Ended           Ended
                            December 31,      June 30,      June 30,         June 30,        December 31,      June 30,
                                1998            1998          1997             1996              1998            1998
                             (Unaudited)    ------------  ------------   ---------------      (Unaudited)    -------------
                          ----------------                                                 ----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period      $      16.86      $     15.81   $     16.59   $       14.22      $      16.95      $     15.87
                          ------------      ------------- ------------- -------------      ------------      -------------
Income from investment
operations:
 Net investment income
 (loss)                          (0.01)           (0.04)           --            0.06                --               --
 Net realized and
 unrealized gain on
 investments                      0.80             2.97          4.13            2.61              0.82             2.98
                          ------------      ------------- ------------- -------------      ------------      -------------
 Total from
  investment
  operations                      0.79             2.93          4.13            2.67              0.82             2.98
                          ------------      ------------- ------------- -------------      ------------      -------------
Less distributions from:
 Net investment income              --               --            --            0.06                --               --
 In excess of net
 investment income                  --             0.03            --              --                --             0.05
 Realized gains on
 investment                       0.80             1.85          4.91            0.24              0.82             1.85
 In excess of realized
 gains on investments             0.82               --            --              --              0.80               --
                          ------------      ------------- ------------- -------------      ------------      -------------
 Total distributions              1.62             1.88          4.91            0.30              1.62             1.90
                          ------------      ------------- ------------- -------------      ------------      -------------
Net asset value,
 end of period            $      16.03      $     16.86   $     15.81   $       16.59      $      16.15      $     16.95
                          ============      ============= ============= =============      ============      =============
Total Return(c)                   5.28%          19.76%         29.92%          18.98%             5.43%          20.00%
Ratios/Supplemental
 Data
Net assets, end of
 period (000's)           $     94,968      $    77,787   $    37,427   $      10,509      $     15,247      $    14,675
Ratios to average net
 assets:
 Expenses                         2.04%(d)         2.07%         2.16%           2.38%(d)          1.79%(d)         1.82%
 Net investment income           (0.34)%(d)       (0.41)%       (0.04)%      0.07%(d)             (0.09)%(d)       (0.16)%
Portfolio turnover rate             31%              53%           77%             15%               31%              53%

                              Year          July 17,
                              Ended        1995(b) to
                            June 30,        June 30,
                              1997            1996
                          -----------    -------------
Per Share Operating
 Performance
Net asset value,
 beginning of period      $    16.63     $       14.22
                          -----------    -------------
Income from investment
operations:
 Net investment income
 (loss)                         0.02              0.08
 Net realized and
 unrealized gain on
 investments                    4.16              2.63
                          -----------    -------------
 Total from
  investment
  operations                    4.18              2.71
                          -----------    -------------
Less distributions from:
 Net investment income          0.02              0.06
 In excess of net
 investment income              0.01                --
 Realized gains on
 investment                     4.91              0.24
 In excess of realized
 gains on investments             --                --
                          -----------    -------------
 Total distributions            4.94              0.30
                          -----------    -------------
Net asset value,
 end of period            $    15.87     $       16.63
                          ===========    =============
Total Return(c)                30.26%            19.26%
Ratios/Supplemental
 Data
Net assets, end of
 period (000's)           $    6,748     $       1,961
Ratios to average net
 assets:
 Expenses                       1.91%             2.13%(d)
 Net investment income          0.22%             0.32%(d)
Portfolio turnover rate           77%               15%

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b) Commencement of offering of shares.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d) Annualized.

                 See Accompanying Notes to Financial Statements

                        Pilgrim LargeCap Leaders Fund*

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                    Class A
                                       ---------------------------------------------------------------
                                           Six Months                                     Ten Months
                                             Ended            Year Ended June 30,           Ended
                                          December 31,    ---------------------------      June 30,
                                       1998 (Unaudited)       1998          1997           1996 (a)
                                       ----------------   ------------  -------------  ---------------
Per Share Operating Performance
Net asset value, beginning of period   $       14.70      $    14.17    $    11.77    $       10.00
Income from investment operations
 Net investment income (loss)                  (0.12)           0.01          0.06             0.07
 Net realized and unrealized gain on
 investments                                    1.31            2.30          2.63             1.87
                                       ------------       -----------   -----------   -------------
 Total from investment operations               1.19            2.31          2.69             1.94
                                       ------------       -----------   -----------   -------------
Less distributions:
 Net investment income                           --              --            --              0.07
 In excess of net investment income              --              --           0.05             0.01
 Realized gains on investments                  0.10            1.59          0.24             0.09
 In excess of realized gains                     --             0.19           --               --
                                       ------------       -----------   -----------   -------------
 Total distributions                            0.10            1.78          0.29             0.17
                                       ------------       -----------   -----------   -------------
Net asset value, end of period         $       15.79      $    14.70    $    14.17    $       11.77
                                       ============       ===========   ===========   =============
Total Return (b)                                8.15%         17.71%         23.24%           19.56%
Ratios/Supplemental Data
Net assets, end of period (000's)              7,005      $    7,606    $    8,961    $       2,530
Ratios to average net assets:
 Expenses (c)(d)(e)(f)                          1.75%(g)        1.75%         1.75%            1.75%(g)
 Net investment income (loss)
 (c)(d)(e)(f)                                  (0.34)%(g)       0.03%         0.41%            0.65%(g)
Portfolio turnover rate                           70%             78%           86%              59%

                                                                    Class B                                   Class M
                                       ----------------------------------------------------------------- ------------------
                                           Six Months                                     Ten Months         Six Months
                                             Ended            Year Ended June 30,           Ended              Ended
                                          December 31,    ---------------------------      June 30,         December 31,
                                        1998 (Unaudited)      1998          1997           1996 (a)       1998 (Unaudited)
                                       ------------------ ------------- ------------- ------------------ ------------------
Per Share Operating Performance
Net asset value, beginning of period   $       14.44      $     14.04   $     11.71   $       10.00      $       14.55
Income from investment operations
 Net investment income (loss)                  (0.18)           (0.10)        (0.02)           0.06              (0.17)
 Net realized and unrealized gain on
 investments                                    1.28             2.28          2.59            1.81               1.31
                                       ------------       ------------- ------------- -------------      ------------
 Total from investment operations               1.10             2.18          2.57            1.87               1.14
                                       ------------       ------------- ------------- -------------      ------------
Less distributions:
 Net investment income                           --               --            --             0.06                --
 In excess of net investment income              --               --            --             0.01                --
 Realized gains on investments                  0.10             1.59          0.24            0.09               0.10
 In excess of realized gains                     --              0.19           --              --                 --
                                       ------------       ------------- ------------- -------------      ------------
 Total distributions                            0.10             1.78          0.24            0.16               0.10
                                       ------------       ------------- ------------- -------------      ------------
Net asset value, end of period         $       15.44      $     14.44   $     14.04   $       11.71      $       15.59
                                       ============       ============= ============= =============      ============
Total Return (b)                                7.68%          16.91%         22.23%          18.85%              7.90%
Ratios/Supplemental Data
Net assets, end of period (000's)      $      15,660      $    15,605   $    13,611   $       1,424      $       5,459
Ratios to average net assets:
 Expenses (c)(d)(e)(f)                          2.50%(g)         2.50%         2.50%           2.50%(g)           2.25%(g)
 Net investment income (loss)
 (c)(d)(e)(f)                                  (1.09)%(g)       (0.72)%       (0.35)%         (0.25)%(g)         (0.84)%(g)
Portfolio turnover rate                           70%              78%           86%             59%                70%

                                                                       Ten Months
                                           Year Ended June 30,            Ended
                                       ---------------------------      June 30,
                                           1998          1997           1996 (a)
                                       ------------- ------------- -------------------
Per Share Operating Performance
Net asset value, beginning of period   $     14.10   $     11.73    $       10.00
Income from investment operations
 Net investment income (loss)                (0.07)          --              0.06
 Net realized and unrealized gain on
 investments                                  2.30          2.62             1.83
                                       ------------- -------------  -------------
 Total from investment operations             2.23          2.62             1.89
                                       ------------- -------------  -------------
Less distributions:
 Net investment income                         --            --              0.06
 In excess of net investment income            --           0.01             0.01
 Realized gains on investments                1.59          0.24             0.09
 In excess of realized gains                  0.19           --               --
                                       ------------- -------------  -------------
 Total distributions                          1.78          0.25             0.16
                                       ------------- -------------  -------------
Net asset value, end of period         $     14.55   $     14.10    $       11.73
                                       ============= =============  =============
Total Return (b)                            17.20%         22.58%           19.06%
Ratios/Supplemental Data
Net assets, end of period (000's)      $     5,533   $     4,719    $       1,240
Ratios to average net assets:
 Expenses (c)(d)(e)(f)                        2.25%         2.25%            2.25%(g)
 Net investment income (loss)
 (c)(d)(e)(f)                                (0.47)%       (0.10)%       0.06%(g)
Portfolio turnover rate                         78%           86%              59%

------------
(a) The Fund commenced operations on September 1, 1995.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.28%, 3.03% and 2.78% and the ratios of net investment income (loss) to average net assets were (0.50)%, (1.25)% and (1.00)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.33%, 3.08% and 2.83% and the ratios of net investment income (loss) to average net assets were (0.18)%, (0.91)% and (0.68)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 5.44%, 5.79% and 5.90% and the annualized ratios of net investment income
    (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the period ended December 31, 1998, the annualized ratios of expenses to average net assets were 2.26%, 3.01% and 2.76% and the annualized ratios of net loss to average net assets were (0.82)%, (1.57)% and (1.32)%, for Class A, B and M, respectively.

(g) Annualized.

* Effective November 1, 1997, Pilgrim Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.

                 See Accompanying Notes to Financial Statements

                           Pilgrim MidCap Value Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                         CLASS A
                            -----------------------------------------------------------------
                                Six Months                                     Ten Months
                                  Ended            Year Ended June 30,           Ended
                               December 31,    ---------------------------      June 30,
                             1998 (Unaudited)      1998          1997           1996(a)
                            ------------------ ------------- ------------- ------------------
Per Share Operating
 Performance
Net asset value, beginning
 of period                  $        16.79     $    14.64    $    11.99       $       10.00
Income from investment
operations:
 Net investment income
  (loss)                             (0.03)         (0.07)        (0.02)               0.13
 Net realized and
  unrealized gain (loss)
  on investments                     (0.54)          2.71          2.85                1.91
                            -------------      ------------- -------------    -------------
  Total from investment
  operations                         (0.57)          2.64          2.83                2.04
                            -------------      ------------- -------------    -------------
Less distributions:
 Net investment income                 --             --            --                 0.05
 In excess of net
  investment income                    --             --           0.07                 --
 Realized gains on
  investments                          --            0.49          0.11                 --
 In excess of realized
  gains on investments                1.17            --            --                  --
                            -------------      ------------- -------------    -------------
  Total distributions                 1.17           0.49          0.18                0.05
                            -------------      ------------- -------------    -------------
Net asset value,
 end of period              $        15.05     $    16.79    $    14.64       $       11.99
                            =============      ============= =============    =============
Total Return(b)                      (2.92)%        18.40%        23.89%              20.48%
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $       22,899     $   27,485    $   16,985       $       2,389
Ratios to average net
 assets:
 Expenses (c)(d)(e)(f)                1.75%(g)       1.75%         1.75%               1.75%(g)
 Net investment income
  (loss) (c)(d)(e)(f)                (0.27)%(g)     (0.53)%       (0.13)%          2.00%(g)
Portfolio turnover rate                 50%            85%           86%                 60%

                                                         CLASS B                                          CLASS M
                            ----------------------------------------------------------------- --------------------------------
                                Six Months                                     Ten Months         Six Months      Year Ended
                                  Ended            Year Ended June 30,           Ended              Ended           June 30,
                               December 31,    ---------------------------      June 30,         December 31,    -------------
                             1998 (Unaudited)      1998          1997           1996(a)        1998 (Unaudited)      1998
                            ------------------ ------------- ------------- ------------------ ------------------ -------------
Per Share Operating
 Performance
Net asset value, beginning
 of period                  $        16.47     $    14.49    $    11.94       $       10.00   $        16.52     $    14.49
Income from investment
operations:
 Net investment income
  (loss)                             (0.07)         (0.18)        (0.05)               0.07            (0.05)         (0.15)
 Net realized and
  unrealized gain (loss)
  on investments                     (0.55)          2.65          2.76                1.90            (0.55)          2.67
                            -------------      ------------- -------------    -------------   -------------      -------------
  Total from investment
  operations                         (0.62)          2.47          2.71                1.97            (0.60)          2.52
                            -------------      ------------- -------------    -------------   -------------      -------------
Less distributions:
 Net investment income                 --             --            --                 0.03              --             --
 In excess of net
  investment income                    --             --           0.05                 --               --             --
 Realized gains on
  investments                          --            0.49          0.11                 --               --            0.49
 In excess of realized
  gains on investments                1.17            --            --                  --              1.17            --
                            -------------      ------------- -------------    -------------   -------------      -------------
  Total distributions                 1.17           0.49          0.16                0.03             1.17           0.49
                            -------------      ------------- -------------    -------------   -------------      -------------
Net asset value,
 end of period              $        14.68     $    16.47    $    14.49       $       11.94   $        14.75     $    16.52
                            =============      ============= =============    =============   =============      =============
Total Return(b)                      (3.28)%        17.40%        22.95%              19.80%           (3.15)%        17.76%
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $       37,168     $   40,575    $   23,258       $       2,123   $       12,198     $   13,232
Ratios to average net
 assets:
 Expenses (c)(d)(e)(f)                2.50%(g)       2.50%         2.50%               2.50%(g)         2.25%(g)       2.25%
 Net investment income
  (loss) (c)(d)(e)(f)                (1.02)%(g)     (1.28)%       (0.90)%          1.27%(g)            (0.77)%(g)     (1.03)%
Portfolio turnover rate                 50%            85%           86%                 60%              50%            85%

                            Year Ended       Ten Months
                              June 30,         Ended
                            ------------      June 30,
                                1997          1996(a)
                            ------------ -----------------
Per Share Operating
 Performance
Net asset value, beginning
 of period                  $   11.93     $      10.00
Income from investment
operations:
 Net investment income
  (loss)                        (0.03)            0.06
 Net realized and
  unrealized gain (loss)
  on investments                 2.76             1.91
                            ------------  ------------
  Total from investment
  operations                     2.73             1.97
                            ------------  ------------
Less distributions:
 Net investment income            --              0.04
 In excess of net
  investment income              0.06              --
 Realized gains on
  investments                    0.11              --
 In excess of realized
  gains on investments            --               --
                            ------------  ------------
  Total distributions            0.17             0.04
                            ------------  ------------
Net asset value,
 end of period                  14.49            11.93
                            ============  ============
Total Return(b)                 23.21%           19.82%
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $   8,378     $      1,731
Ratios to average net
 assets:
 Expenses (c)(d)(e)(f)           2.25%            2.25%(g)
 Net investment income
  (loss) (c)(d)(e)(f)           (0.63)%          (1.16)%(g)
Portfolio turnover rate            86%              60%

------------
(a) The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursment of expenses for the period ended December 31, 1998, the annualized ratios of expenses to average net assets were 1.86%, 2.61% and 2.36% and the annualized ratios of net investment income (loss) to average net assets were (0.38)%, (1.13)% and (0.88)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.78%, 2.53% and 2.28% and the ratios of net investment income (loss) to average net assets were (0.57)%, (1.31)% and (1.07)% for Class A, B and M shares, respectively.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 1.94%, 2.69% and 2.44% and the ratios of net investment income (loss) to average net assets were (0.32)%, (1.11)% and (0.84)% for Class A, B and M shares, respectively.
(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 4.91%, 5.32% and 4.72% and the annualized ratios of net investment income
    (loss) to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.
(g) Annualized.

                 See Accompanying Notes to Financial Statements

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               Six Months Ended
                                                 December 31,                       Six Months Ended
                                               1998 (Unaudited)                      June 30, 1998*
                                      ----------------------------------- -------------------------------------
                                           Class A         Class B(a)          Class A           Class B(a)
                                      ----------------- ----------------- ------------------ ------------------
Per Share Operating Performance
Net Asset Value,
 beginning of year                    $      27.52      $      27.40      $       25.87      $       25.85
                                      ------------      ------------      -------------      -------------
Income (loss) from investment
 operations:
 Net investment income                        0.15              0.06               0.11               0.01
 Net realized and unrealized
  gain (loss) on investments                 (2.31)            (2.31)              1.54               1.54
                                      ------------      ------------      -------------      -------------
Total from investment operations             (2.16)            (2.25)              1.65               1.55
                                      ------------      ------------      -------------      -------------
Less distributions:
 Net investment income                        0.15              0.05                 --                 --
 Excess of net investment
  income                                      0.03                --                 --                 --
 Realized capital gains                         --                --                 --                 --
 Excess of net realized gain                  0.56              0.56
 Tax return of capital                          --                --                 --                 --
                                      ------------      ------------      -------------      -------------
Total distributions                           0.74              0.61               0.00               0.00
                                      ------------      ------------      -------------      -------------
Other:
 Reduction in net asset value
  from rights offering                          --                --                 --                 --
                                      ------------      ------------      -------------      -------------
Net asset value, end of year          $      24.62      $      24.54      $       27.52      $       27.40
                                      ============      ============      =============      =============
Closing market price, end of year               --                --                 --                 --
Total investment return at
 Market Value(c)                                --                --                 --                 --
Total investment return at
 Net Asset Value(e)                          (7.71)%           (8.04)%             6.38%              6.00%
Ratios/Supplemental Data
Net assets, end of year ($millions)   $        493      $        396      $         549      $         360
Ratios to average net assets:
 Expenses                                     1.34%(h)          2.09%(h)           1.20%(h)           1.95%(h)
 Net investment income                        1.22%(h)          0.47%(h)           0.94%(h)           0.19%(h)
Portfolio turnover rate                          8%                8%                 2%                 2%

                                                                     Year Ended December 31,
                                      --------------------------------------------------------------------------------------
                                                    1997                   1996       1995(b)        1994          1993
                                      -------------------------------- ------------ ------------ ------------ --------------
                                         Class A        Class B(a)
                                      ------------- ------------------
Per Share Operating Performance
Net Asset Value,
 beginning of year                    $    17.84    $       25.25      $   14.83    $   10.73    $    11.87   $     12.46
                                      -----------   -------------      ----------   ----------   ------------ ------------
Income (loss) from investment
 operations:
 Net investment income                      0.34             0.04           0.32         0.31          0.26          0.26
 Net realized and unrealized
  gain (loss) on investments               10.83             2.92           5.18         4.78         (0.53)         0.75
                                      -----------   -------------      ----------   ----------   ------------ ------------
Total from investment operations           11.17             2.96           5.50         5.09         (0.27)         1.01
                                      -----------   -------------      ----------   ----------   ------------ ------------
Less distributions:
 Net investment income                      0.31             0.04           0.32         0.31          0.22          0.26
 Excess of net investment
  income                                      --               --           0.03         0.03            --            --
 Realized capital gains                     2.65             2.04           2.14         0.65          0.65          0.73
 Excess of net realized gain
 Tax return of capital                      0.18             0.28             --           --            --            --
                                      -----------   -------------      ----------   ----------   ------------ ------------
Total distributions                         3.14             2.36           2.49         0.99          0.87          0.99
                                      -----------   -------------      ----------   ----------   ------------ ------------
Other:
 Reduction in net asset value
  from rights offering                        --               --             --           --            --         (0.61)
                                      -----------   -------------      ----------   ----------   ------------ ------------
Net asset value, end of year          $    25.87    $       25.85      $   17.84    $   14.83    $    10.73   $     11.87
                                      ===========   =============      ==========   ==========   ============ ============
Closing market price, end of year             --               --      $   15.75    $   12.88    $     9.13   $     10.88
Total investment return at
 Market Value(c)                              --               --          43.48%      52.81%         (8.85)%    1.95%(d)
Total investment return at
 Net Asset Value(e)                        64.86%           11.88%         41.10%      49.69%         (1.89)%    7.79%(f)
Ratios/Supplemental Data
Net assets, end of year ($millions)   $      383    $          76      $     252    $     210    $      152   $       168
Ratios to average net assets:
 Expenses                                   1.10%            1.89%(h)       1.01%        1.05%         1.28%         0.91%
 Net investment income                      1.39%            0.99%(h)       1.94%        2.37%         2.13%         2.08%
Portfolio turnover rate                       22%              22%            21%          13%           14%           17%

                                            1992            1991
                                      ----------------- ------------
Per Share Operating Performance
Net Asset Value,
 beginning of year                    $      10.12      $    7.49
                                      ------------      ----------
Income (loss) from investment
 operations:
 Net investment income                        0.22           0.24
 Net realized and unrealized
  gain (loss) on investments                  2.93           3.33
                                      ------------      ----------
Total from investment operations              3.15           3.57
                                      ------------      ----------
Less distributions:
 Net investment income                        0.22           0.24
 Excess of net investment
  income                                        --             --
 Realized capital gains                       0.47             --
 Excess of net realized gain
 Tax return of capital                        0.12           0.70
                                      ------------      ----------
Total distributions                           0.81           0.94
                                      ------------      ----------
Other:
 Reduction in net asset value
  from rights offering                          --             --
                                      ------------      ----------
Net asset value, end of year          $      12.46      $   10.12
                                      ============      ==========
Closing market price, end of year     $      11.63      $    9.50
Total investment return at
 Market Value(c)                            31.53%         47.52%
Total investment return at
 Net Asset Value(e)                          32.36%(g)     49.49%
Ratios/Supplemental Data
Net assets, end of year ($millions)   $        141      $     101
Ratios to average net assets:
 Expenses                                     1.24%          1.31%
 Net investment income                        2.00%          2.68%
Portfolio turnover rate                         20%            31%

                             Footnotes on next page

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
 (Continued)
--------------------------------------------------------------------------------

------------
*   Effective  June 30, 1998,  Bank and Thrift Fund changed its year end to June
    30.

(a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.

(b) On April 7, 1995, the Investment Manager acquired the rights to manage the Fund and certain other mutual funds previously managed by Pilgrim Management Corporation.

(c) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(d) Calculation of total return excludes the effect of the per share dilution resulting from the Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.

(e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.

(f) Total return is calculated assuming full participation in the 1993 rights offering.

(g) Total return is calculated assuming no particpation in the 1992 rights offering.

(h) Annualized.

                 See Accompanying Notes to Financial Statements

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                   Class A
                                       ----------------------------------------------------------------
                                           Six Months                                    Ten Months
                                             Ended           Year Ended June 30,           Ended
                                          December 31,    --------------------------      June 30,
                                        1998 (Unaudited)      1998         1997           1996 (a)
                                       ------------------ ------------ ------------- ------------------
Per Share Operating Performance
Net asset value, beginning of period     $      4.46      $    10.93   $    10.35     $       10.00
Income from investment operations:
 Net investment income (loss)                   0.01            0.03         0.02              0.03
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions                          0.65           (6.50)        0.58              0.34
                                         -----------      ------------ -----------    -------------
 Total from investment operations               0.66           (6.47)        0.60              0.37
                                         -----------      ------------ -----------    -------------
Less distributions:
 Net investment income                           --              --           --                --
 In excess of net investment income              --              --          0.02               --
 Realized gains on investments                   --              --           --                --
 Tax return of capital                           --             0.02          --                --
                                         -----------      ------------ -----------    -------------
 Total distributions                             --             0.02         0.02               --
                                         -----------      ------------ -----------    -------------
Net asset value, end of period           $      5.12      $     4.46   $    10.93     $       10.35
                                         ===========      ============ ===========    =============
Total Return (b)                               14.80%         (59.29)%       5.78%             3.76%
Ratios/Supplemental Data
Net assets, end of period (000's)        $     9,692      $   11,796   $   32,485     $      18,371
Ratios to average net assets:
 Expenses (c)(d)(e)(f)                          2.00%(g)       2.00%         2.00%             2.00%(g)
 Net investment income
 (loss) (c)(d)(e)(f)                            0.11%(g)       0.38%         0.00%             0.33%(g)
Portfolio turnover rate                           51%             81%          38%               15%

                                                                    Class B                                   Class M
                                       ----------------------------------------------------------------- ------------------
                                           Six Months                                     Ten Months         Six Months
                                             Ended            Year Ended June 30,           Ended              Ended
                                          December 31,    ---------------------------      June 30,         December 31,
                                        1998 (Unaudited)      1998          1997           1996 (a)       1998 (Unaudited)
                                       ------------------ ------------- ------------- ------------------ ------------------
Per Share Operating Performance
Net asset value, beginning of period    $       4.37      $     10.83   $    10.31    $        10.00      $       4.40
Income from investment operations:
 Net investment income (loss)                  (0.03)           (0.03)       (0.07)            (0.01)            (0.03)
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions                          0.66            (6.43)        0.59              0.32              0.66
                                        -----------       ------------- ------------- -------------       -----------
 Total from investment operations               0.63            (6.46)        0.52              0.31              0.63
                                        -----------       ------------- ------------- -------------       -----------
Less distributions:
 Net investment income                           --               --           --                --                --
 In excess of net investment income              --               --           --                --                --
 Realized gains on investments                   --               --           --                --                --
 Tax return of capital                           --               --           --                --                --
                                        -----------       ------------- ------------- -------------       -----------
 Total distributions                             --               --           --                --                --
                                        -----------       ------------- ------------- -------------       -----------
Net asset value, end of period          $       5.00      $      4.37   $    10.83    $        10.31      $       5.03
                                        ===========       ============= ============= =============       ===========
Total Return (b)                               14.42%          (59.65)%       5.04%             3.19%            14.32%
Ratios/Supplemental Data
Net assets, end of period (000's)       $      9,173      $     9,084   $   30,169    $       17,789      $      3,894
Ratios to average net assets:
 Expenses (c)(d)(e)(f)                          2.75%(g)        2.75%         2.75%             2.75%(g)          2.50%(g)
 Net investment income
 (loss) (c)(d)(e)(f)                           (0.64)%(g)       (0.39)%      (0.79)%           (0.38)%(g)        (0.39)%(g)
Portfolio turnover rate                           51%              81%          38%               15%               51%

                                                                        Ten Months
                                           Year Ended June 30,            Ended
                                       ---------------------------      June 30,
                                           1998          1997           1996 (a)
                                       ------------- ------------- -------------------
Per Share Operating Performance
Net asset value, beginning of period   $     10.86   $    10.32     $       10.00
Income from investment operations:
 Net investment income (loss)                  --         (0.05)              --
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions                       (6.46)        0.59              0.33
                                       ------------- -------------  -------------
 Total from investment operations            (6.46)        0.54              0.33
                                       ------------- -------------  -------------
Less distributions:
 Net investment income                         --           --                --
 In excess of net investment income            --           --               0.01
 Realized gains on investments                 --           --                --
 Tax return of capital                         --           --                --
                                       ------------- -------------  -------------
 Total distributions                           --           --               0.01
                                       ------------- -------------  -------------
Net asset value, end of period         $      4.40   $    10.86     $       10.32
                                       ============= =============  =============
Total Return (b)                            (59.48)%       5.26%             3.32%
Ratios/Supplemental Data
Net assets, end of period (000's)      $     4,265   $   11,155     $       6,476
Ratios to average net assets:
 Expenses (c)(d)(e)(f)                       2.50%         2.50%             2.50%(g)
 Net investment income
 (loss) (c)(d)(e)(f)                         (0.07)%      (0.55)%           (0.16)%(g)
Portfolio turnover rate                         81%          38%               15%

------------
(a) The Fund commenced operations on September 1, 1995.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 2.80%, 3.55% and 3.30% and the ratios of net investment income (loss) to average net assets were (0.42)%, (1.19)% and (0.88)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.54%, 3.29% and 3.04% and the ratios of net investment income (loss) to average net assets were (0.53)%, (1.33)% and (1.09)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 3.47%, 4.10% and 3.88% and the annualized ratios of net investment income
    (loss) to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.

(f) Prior to the  waiver  and  reimbursent  of  expenses  for the  period  ended
    December 31, 1998, the annualized ratios of expenses to the average net assets were 3.47%, 4.22% and 3.97% and the annualized ratios of net investment income (loss) to average net assets were (1.36)%, (2.11)% and (1.86)%, for Class A, B and M, respectively.

(g) Annualized.

                 See Accompanying Notes to Financial Statements

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                   CLASS A
                                 ---------------------------------------------------------------------------
                                        Six                                                      Eight
                                       Months                                                    Months
                                       Ended                  Year Ended June 30,                Ended
                                    December 31,    ---------------------------------------     June 30,
                                  1998 (Unaudited)      1998          1997         1996        1995(a)(b)
                                 ------------------ ------------- ------------ ------------ ----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period              $      6.94        $    6.80     $   6.36     $   6.15    $      5.95
Income (loss) from investment
 operations:
 Net investment income                   0.29             0.61         0.61         0.59           0.35
 Net realized and unrealized
 gain (loss) on investments             (0.74)            0.16         0.43         0.16           0.21
                                  -----------        ---------     --------     --------    -----------
 Total from investment
  operation                             (0.45)            0.77         1.04         0.75           0.56
                                  -----------        ---------     --------     --------    -----------
Less distributions from:
 Net investment income                   0.29             0.63         0.60         0.54           0.36
 Distributions in excess of net
 investment income                       0.03               --           --           --             --
                                  -----------        ---------     --------     --------    -----------
 Total distributions                     0.32             0.63         0.60         0.54           0.36
                                  -----------        ---------     --------     --------    -----------
Net asset value,
 end of period                    $      6.17        $    6.94     $   6.80     $   6.36    $      6.15
                                  ===========        =========     ========     ========    ===========
Total Return(d)                         (6.48)%         11.71%       17.14%       12.72%          9.77%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                   $   127,392        $ 102,424     $ 35,940     $ 18,691    $    15,950
Ratios to average net assets:
 Expenses(e)(f)(g)(h)(i)                 1.00%(j)        1.00%        1.00%        1.00%           2.25%(j)
 Net investment
 income(e)(f)(g)(h)(i)                   9.28%(j)        9.05%        9.54%        9.46%           8.84%(j)
Portfolio turnover rate                    70%             209%         394%         399%           166%

                                                                                          CLASS B
                                                                       ---------------------------------------------
                                                                              Six
                                                                             Months
                                        Year Ended October 31,               Ended           Year Ended June 30,
                                 -------------------------------------    December 31,    --------------------------
                                    1994         1993         1992      1998 (Unaudited)      1998          1997
                                 ----------- ------------ ------------ ------------------ ------------- ------------
Per Share Operating
 Performance
Net asset value,
 beginning of period               $  6.47    $   5.77     $   5.70     $      6.92        $    6.78     $   6.36
Income (loss) from investment
 operations:
 Net investment income                0.54        0.53         0.63            0.23             0.58         0.57
 Net realized and unrealized
 gain (loss) on investments          (0.51)       0.70         0.07           (0.74)            0.14         0.41
                                   -------    --------     --------     -----------        ---------     --------
 Total from investment
  operation                           0.03        1.23         0.70           (0.51)            0.72         0.98
                                   -------    --------     --------     -----------        ---------     --------
Less distributions from:
 Net investment income                0.55        0.53         0.63            0.23             0.58         0.56
 Distributions in excess of net
 investment income                      --          --           --            0.02               --           --
                                   -------    --------     --------     -----------        ---------     --------
 Total distributions                  0.55        0.53         0.63            0.25             0.58         0.56
                                   -------    --------     --------     -----------        ---------     --------
Net asset value,
 end of period                     $  5.95    $   6.47     $   5.77     $      6.16        $    6.92     $   6.78
                                   =======    ========     ========     ===========        =========     ========
Total Return(d)                       0.47%      22.12%       12.65%          (6.76)%         10.90%       16.04%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                    $16,046    $ 18,797     $ 17,034     $   233,916        $ 154,303     $ 40,225
Ratios to average net assets:
 Expenses(e)(f)(g)(h)(i)              2.00%      2.02%        2.03%            1.75%(j)        1.75%        1.75%
 Net investment
 income(e)(f)(g)(h)(i)                8.73%      8.36%       10.93%            8.53%(j)        8.30%        8.64%
Portfolio turnover rate                192%        116%         193%            70%              209%         394%

                                                                             CLASS M
                                                  -------------------------------------------------------------
                                                         Six
                                     July 17,           Months                                    July 17,
                                    1955(c) to          Ended          Year Ended June 30,         1995(c)
                                     June 30,        December 31,    ------------------------     June 30,
                                       1996        1998 (Unaudited)      1998        1997           1996
                                 ---------------- ------------------ ------------ ----------- -----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period             $      6.20       $      6.92        $   6.78    $   6.36     $      6.20
Income (loss) from investment
 operations:
 Net investment income                  0.48              0.28            0.59        0.58            0.50
 Net realized and unrealized
 gain (loss) on investments             0.14             (0.74)           0.14        0.41            0.14
                                 -----------       -----------        --------    ---------    -----------
 Total from investment
  operation                             0.62             (0.46)           0.73        0.99            0.64
                                 -----------       -----------        --------    ---------    -----------
Less distributions from:
 Net investment income                  0.46              0.28            0.59        0.57            0.48
 Distributions in excess of net
 investment income                        --              0.02              --          --              --
                                 -----------       -----------        --------    ---------    -----------
 Total distributions                    0.46              0.30            0.59        0.57            0.48
                                 -----------       -----------        --------    ---------    -----------
Net asset value,
 end of period                   $      6.36       $      6.16        $   6.92    $   6.78     $      6.36
                                 ===========       ===========        ========    =========    ===========
Total Return(d)                        10.37%            (6.64)%        11.16%      16.29%          10.69%
Ratios/Supplemental Data
Net assets, end of
 period (000's)                  $     2,374       $    24,140        $ 19,785    $  8,848     $     1,243
Ratios to average net assets:
 Expenses(e)(f)(g)(h)(i)                1.75%(j)          1.50%(j)       1.50%       1.50%            1.50%(j)
 Net investment
 income(e)(f)(g)(h)(i)                  9.02%(j)          8.78%(j)       8.55%       8.93%            9.41%(j)
Portfolio turnover rate                  339%              70%             209%        394%            339%

                             Footnotes on next page

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
 (Continued)
--------------------------------------------------------------------------------

------------
(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b) Effective November 1, 1994, High Yield Fund changed its year end to June 30.

(c) Commencement of offering of shares.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.17%, 1.92% and 1.67% and the ratios of net investment income to average net assets were 8.88%, 8.13% and 8.38% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.

(g) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94% (j) and 2.69% (j), and the ratios of net investment income to average net assets were 8.27%, 8.05% (j) and 8.51% (j), for Class A, B and M shares, respectively.

(h) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35% (j) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74% (j) in 1995 and 8.66% in 1994 for Class A shares.

(i) Prior to the waiver and reimbursement of expenses for the period ended December 31, 1998, the annualized ratios of expenses to average net assets were 1.12%, 1.87% and 1.62% and the annualized ratios of net investment income to average net assets were 9.16%, 8.41% and 8.66%, for Class A, B and M, respectively.

(j) Annualized.

                 See Accompanying Notes to Financial Statements

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                 CLASS A
                          --------------------------------------------------------------------------------------
                              Six Months
                                Ended                                Year Ended June 30,
                             December 31,    -------------------------------------------------------------------
                           1998 (Unaudited)      1998          1997         1996        1995(a)        1994
                          ------------------ ------------- ------------- ----------- ------------- -------------
Per Share Operating
 Performance
Net asset value,
 beginning of period       $      12.88      $    12.71    $    12.59    $  12.97    $    12.73    $     13.96
Income (loss) from
 investment
 operations:
 Net investment
 income                            0.43            0.64          0.69        0.75          0.84           0.84
 Net realized and
 unrealized gain
 (loss) on
 investments                      (0.06)           0.30          0.20       (0.32)         0.24          (1.17)
                           ------------      -----------   -----------   ---------   -----------   -------------
 Total from
  investment
  operations                       0.37            0.94          0.89        0.43          1.08          (0.33)
                           ------------      -----------   -----------   ---------   -----------   -------------
Less distributions from:
 Net investment
 income                            0.39            0.64          0.69        0.75          0.84           0.90
 Distributions in
 excess of net
 investment income                   --            0.13          0.04          --            --             --
 Tax return of capital               --              --          0.04        0.06            --             --
                           ------------      -----------   -----------   ---------   -----------   -------------
 Total distributions               0.39            0.77          0.77        0.81          0.84           0.90
                           ------------      -----------   -----------   ---------   -----------   -------------
Net asset value,
 end of period             $      12.86      $    12.88    $    12.71    $  12.59    $    12.97    $     12.73
                           ============      ===========   ===========   =========   ===========   =============
Total Return(c)                    2.89%           7.63%         7.33%       3.34%         8.96%         (2.50)%
Ratios/Supplemental
 Data
Net assets, end of
 period (000's)            $     26,944      $   23,682    $   29,900    $ 38,753    $   43,631    $    61,100
Ratios to average net
 assets:
 Expenses(d)(e)(f)                 1.43%(g)        1.50%         1.42%       1.51%         1.40%          1.21%
 Net investment
 income(d)(e)(f)                   6.02%(g)        5.13%         5.78%       5.64%         6.37%          6.44%
Portfolio turnover rate              29%            134%          172%        170%          299%           402%

                                                       CLASS B                                          CLASS M
                          ----------------------------------------------------------------- --------------------------------
                              Six Months         Year          Year           July 17,          Six Months         Year
                                Ended            Ended         Ended         1995(b) to           Ended            Ended
                             December 31,      June 30,      June 30,         June 30,         December 31,      June 30,
                           1998 (Unaudited)      1998          1997             1996         1998 (Unaudited)      1998
                          ------------------ ------------- ------------- ------------------ ------------------ -------------
Per Share Operating
 Performance
Net asset value,
 beginning of period       $      12.84      $    12.68    $    12.59    $       12.95       $      12.88      $    12.72
Income (loss) from
 investment
 operations:
 Net investment
 income                            0.43            0.60          0.67             0.66               0.43            0.64
 Net realized and
 unrealized gain
 (loss) on
 investments                      (0.11)           0.24          0.11            (0.37)             (0.09)           0.23
                           ------------      -----------   -----------   -------------       ------------      -----------
 Total from
  investment
  operations                       0.32            0.84          0.78             0.29               0.34            0.87
                           ------------      -----------   -----------   -------------       ------------      -----------
Less distributions from:
 Net investment
 income                            0.34            0.60          0.67             0.65               0.36            0.63
 Distributions in
 excess of net
 investment income                   --            0.08          0.02               --                 --            0.08
 Tax return of capital               --              --            --               --                 --              --
                           ------------      -----------   -----------   -------------       ------------      -----------
 Total distributions               0.34            0.68          0.69             0.65               0.36            0.71
                           ------------      -----------   -----------   -------------       ------------      -----------
Net asset value,
 end of period             $      12.82      $    12.84    $    12.68    $       12.59       $      12.86      $    12.88
                           ============      ===========   ===========   =============       ============      ===========
Total Return(c)                    2.55%           6.78%         6.38%            2.25%              2.67%           7.02%
Ratios/Supplemental
 Data
Net assets, end of
 period (000's)            $     16,120      $    3,220    $    1,534    $          73       $      1,487      $      224
Ratios to average net
 assets:
 Expenses(d)(e)(f)                 2.18%(g)        2.25%         2.17%            2.26%(g)           1.93%(g)        2.00%
 Net investment
 income(d)(e)(f)                   5.27%(g)        4.24%         4.92%            4.98%(g)           5.52%(g)        4.29%
Portfolio turnover rate              29%            134%          172%             170%               29%             134%

                              Year          July 17,
                             Ended         1995(b) to
                            June 30,        June 30,
                              1997            1996
                          ------------ ------------------
Per Share Operating
 Performance
Net asset value,
 beginning of period      $   12.59     $      12.95
Income (loss) from
 investment
 operations:
 Net investment
 income                        0.70             0.68
 Net realized and
 unrealized gain
 (loss) on
 investments                   0.14            (0.36)
                          ----------    ------------
 Total from
  investment
  operations                   0.84             0.32
                          ----------    ------------
Less distributions from:
 Net investment
 income                        0.70             0.68
 Distributions in
 excess of net
 investment income               --               --
 Tax return of capital         0.01               --
                          ----------    ------------
 Total distributions           0.71             0.68
                          ----------    ------------
Net asset value,
 end of period            $   12.72     $      12.59
                          ==========    ============
Total Return(c)                6.88%            2.52%
Ratios/Supplemental
 Data
Net assets, end of
 period (000's)           $      61     $         24
Ratios to average net
 assets:
 Expenses(d)(e)(f)             1.92%            2.01%(g)
 Net investment
 income(d)(e)(f)               5.25%            5.73%(g)
Portfolio turnover rate         172%             170%

                             Footnotes on next page

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
 (Continued)
--------------------------------------------------------------------------------

------------
(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b) Commencement of offering of shares.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.58%, 2.29% and 2.05%, and the ratios of net investment income to average net assets were 5.06%, 4.20% and 4.24% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 1.57%, 2.41% and 2.16%, and the annualized ratios of net investment income to average net assets were 5.74%, 4.83% and 5.58% for Class A, B and M shares, respectively.

(f) Prior to the waiver expenses for the period ended June 30, 1995, the ratio of expenses to average net assets was 1.54%, and the ratio of net investment income to average net assets was 6.23% for Class A shares.

(g) Annualized.

                 See Accompanying Notes to Financial Statements

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Organization. Pilgrim Bank and Thrift Fund, Inc. ("Bank and Thrift Fund"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Advisory Funds, Inc. ("PAFI") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund") are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

Bank and Thrift Fund, the single series of Bank and Thrift Fund, was organized as a Maryland Corporation in 1986. The investment objective of Bank and Thrift Fund is to invest at least 65% of total assets in equity securities of national and state-chartered banks (other than money center banks), thrifts, holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. The remaining 35% of total assets may be invested in equity securities of money center banks, other financial services companies, other issuers, debt securities, and securities of other investment companies. On October 20, 1997, Bank and Thrift Fund converted from a closed-end fund to an open-end fund. During the current period the Fund changed its year-end from December 31 to June 30.

PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund ("MagnaCap Fund") and Pilgrim High Yield Fund ("High Yield Fund") each with its own investment objectives and policies. The investment objectives are as follows:

    MagnaCap Fund -- generally invests in companies that meet the "Rising Dividends" criteria: consistent dividend increases, substantial dividend increases, reinvested substantial earnings, strong balance sheets and attractive prices.

    High  Yield  Fund  --  invests in high-yielding fixed income securities that
    do   not   involve   undue   risk,   relative   to  the  securities'  return
    characteristics.

PAFI,  a  Maryland  Corporation  organized  in  1995, consists of Pilgrim MidCap
Value Fund ("MidCap Value Fund"). Pilgrim LargeCap Leaders Fund ("LargeCap Leaders Fund") and Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund") each with its own investment objectives and policies. The investment objectives are as follows:

    MidCap Value Fund -- invests in equity securities of companies believed to be undervalued and that have a market capitalization of between $200 million and $5 billion.

    LargeCap   Leaders  Fund  --  invests  in  equity  securities  of  companies believed to be undervalued that generally have a market capitalization of at least $5 billion.

    Asia-Pacific Equity Fund -- invests in equity securities of companies based in the Asia-Pacific region which includes China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but does not include Japan or Australia.

Government Securities Income Fund, a California Corporation organized in 1984, is the single series of Government Securities Income Fund. The investment objective of Government Securities Income Fund is to normally invest at least 70% of its assets in securities issued or guaranteed by the U.S. Government, or certain of its agencies and instrumentalities. It does not invest in highly leveraging derivatives.

Each Fund, except Bank and Thrift Fund, offers three classes of shares, Class A, Class B and Class M. Bank and Thrift Fund only offers Class A and Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    the-counter-market are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors.

    Investments in securities maturing in less than 60 days are valued at cost, which when combined with accrued interest approximates market value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date (except in the case of Asia-Pacific Equity Fund, for certain securities which are recorded as soon after the ex-date as the Fund becomes aware of such dividend). All premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of Asia-Pacific Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market value of Asia-Pacific Equity Fund are presented at the foreign exchange rates at the end of the day, Asia-Pacific Equity Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Exchange Transactions. Asia-Pacific Equity Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (at market value at the time of investment) in forward foreign currency contracts. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Distributions from income are declared by MagnaCap Fund on a semi-annual basis. Distributions from income are declared on a monthly basis for High Yield Fund and Government Securities Income Fund. Distributions from income are declared on an annual basis for Bank and Thrift Fund, MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund. Distributions from capital gains, if any, are declared on at least an annual basis for all Funds. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, amounts as of June 30, 1998 have been reclassified as follows:

                                                                                  Accumulated net
                                                         Undistributed       realized gains (losses) on
                                         Paid-in       (overdistributed)      investments and foreign
                                         capital     net investment income     currency transactions
                                       ------------ ----------------------- ----------------------------
   MagnaCap Fund                        $      --         $  619,064               $   (619,064)
   LargeCap Leaders Fund                    24,456          (124,766)                   100,310
   MidCap Value Fund                        24,248          (794,518)                   770,270
   Asia-Pacific Equity Fund                122,245           139,761                   (262,006)
   Government Securities Income Fund     2,284,236          (348,345)                (1,935,891)

F. Federal Income Taxes. The Funds' policies are to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax. Capital loss carryforwards were as follows at June 30, 1998:

                                                 Amount       Expiration Dates
                                               ----------     ----------------

         Asia-Pacific Equity Fund              $5,411,661       2005 to 2006
         High Yield Fund                        8,803,066       1999 to 2002
         Government Securities Income Fund      5,775,551       1999 to 2004

    The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized of expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. All expenses incurred in connection with the organization and registration of the Funds under the Investment Company Act of 1940 and the Securities Act of 1933 are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.

J.  Reclassification. Certain prior period amounts in the accompanying financial
    statements   have  been   reclassified   to  conform  with  current   period
    presentation.

NOTE 2 -- INVESTMENTS

For the six months ended December 31, 1998, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                              Purchases          Sales
                                             ------------     ------------

         MagnaCap Fund                       $122,006,061     $146,637,407
         LargeCap Leaders Fund                 16,735,332       20,778,201
         MidCap Value Fund                     32,580,633       33,021,639
         Bank and Thrift Fund                 165,893,559       59,305,266
         Asia-Pacific Equity Fund              10,727,163       13,030,474
         High Yield Fund                      338,599,831      194,511,310
         Government Securities Income Fund     28,122,396        9,453,621

NOTE 3 -- INVESTMENT IN AFFILIATE

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At December 31, 1998, Bank and Thrift Fund has the following holding in affiliated companies:

                                Acquisition          Shares                      Market          % of
                                   Date              Held          Cost          Value        Net Assets
                            --------------------    -------     ----------     ----------     ----------
American Safety Insurance   February 13, 1998 to
 Group, Ltd.                 November 6, 1998       430,000     $4,914,375     $4,138,750       0.47%
21st Century Holding
 Company                     November 5, 1998       177,000     $1,330,875     $1,239,000       0.14%
International Aircraft      November 5, 1997 to
 Investors                   November 24, 1998      267,500     $2,514,277     $1,638,438       0.18%
                             October 6, 1997 to
Surety Capital Corp.         November 27, 1998      544,200     $2,262,854     $1,122,413       0.13%

There was no dividend income from affiliates during the six months ended December 31, 1998.

NOTE 4 -- INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim Investments, Inc. ("the Manager"), a wholly owned subsidiary of Pilgrim Group, Inc. ("PGI"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: Bank and Thrift Fund pays the Manager a monthly fee at an annual rate of 1.00% on the first $30 million of average daily net assets of the Fund, 0.75% of the next $95 million of average daily net assets and 0.70% on average daily net assets in excess of $125 million; MagnaCap Fund pays the Manager a monthly fee at an annual rate of 1.00% on the first $30 million of average daily

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

net assets of the Fund, 0.75% of the average daily net assets above $30 million to $250 million, 0.625% of the average daily net assets above $250 million to $500 million, and 0.50% of the average daily net assets in excess of $500 million; MidCap Value Fund and LargeCap Leaders Fund pay the Manager a monthly fee at an annual rate of 1.00% of each Fund's average daily net assets; Asia-Pacific Equity Fund pays the Manager at an annual rate of 1.25% of the Fund's average daily net assets; High Yield Fund pays the Manager a monthly fee at an annual rate of 0.60% of daily average net assets; Government Securities Income Fund pays the Manager a monthly fee at an annual rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.45% of the average daily net assets above $500 million to $1 billion, and 0.40% of the average daily net assets in excess of $1 billion.

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                                             Class A     Class B     Class M
                                             -------     -------     -------

         MagnaCap Fund                        0.30%       1.00%       0.75%
         LargeCap Leaders Fund                0.25        1.00        0.75
         MidCap Value Fund                    0.25        1.00        0.75
         Bank and Thrift Fund                 0.25        1.00       N/A
         Asia-Pacific Equity Fund             0.25        1.00        0.75
         High Yield Fund                      0.25        1.00        0.75
         Government Securities Income Fund    0.25        1.00        0.75

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. At December 31, 1998, the Funds owed the following in service fees:


MagnaCap Fund              $ 6,552        Asia-Pacific Equity Fund       $ 1,566
LargeCap Leaders Fund          649        High Yield Fund                  2,961
MidCap Value Fund            1,828        Government Securities
Bank and Thrift Fund        13,109          Income Fund                      439


Bank and Thrift Fund's current prospectus allows that until October 17, 1998 a 2% redemption fee will be imposed on redemptions or exchanges of Class A shares acquired prior to October 17, 1997. Such redemption fee is payable to the Fund and is reflected as redemption fee income in the accompanying financial statements.

The Manager has voluntarily agreed to limit other expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.50%, 1.50% and 1.75% of all classes of shares of MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund, respectively. This expense limitation will apply to each Fund individually until June 30, 1999. At December 31, 1998 MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund accrued $3,196, $10,256, and $11,964, respectively as reimbursement due from the Manager. Effective July 1, 1995, the Manager has voluntarily agreed to waive all or a portion of its fees and reimburse operating expenses of the High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 0.75% for all classes of shares of the Fund. This expense limitation will apply until June

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

30, 1999. At December 31, 1998, High Yield Fund accrued $36,164 as a reimbursement due from the Manager for such excess expenses. The Manager has agreed to reimburse the Government Securities Income Fund for all gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and certain distribution fees which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This expense limitation cannot be changed without shareholder approval. At December 31, 1998 no amounts were due from the Manager to the Government Securities Income Fund.

NOTE 5 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                Class A Shares                       Class B Shares                     Class M Shares
                      -----------------------------------   ---------------------------------   -------------------------------
                        Six Months            Year           Six Months           Year           Six Months          Year
                          Ended              Ended              Ended             Ended            Ended            Ended
                       December 31,         June 30,         December 31,       June 30,        December 31,       June 30,
                           1998               1998              1998              1998              1998             1998
                      ----------------   ----------------   ---------------   ---------------   --------------   --------------
MagnaCap Fund
 (Number of Shares)
Shares sold               7,665,883         10,897,364          1,275,904         2,344,628         106,410          471,961
Shares issued as
 reinvestments of
 dividends                1,907,040          2,076,916            530,273           380,983          87,515           75,167
Shares redeemed          (8,460,642)       (10,784,171)          (495,950)         (478,018)       (115,828)        (106,454)
                      --------------     --------------      ------------      ------------     ------------     ------------
Net increase in
 shares outstanding       1,112,281          2,190,109          1,310,227         2,247,593          78,097          440,674
                      ==============     ==============      ============      ============     ============     ============
MagnaCap Fund ($)
Shares sold           $ 125,176,837      $ 180,615,597       $ 20,537,786      $ 38,503,625     $ 1,727,552      $ 7,761,033
Shares issued as
 reinvestments of
 dividends               29,337,146         32,076,362          8,023,021         5,820,909       1,333,729        1,153,467
Shares redeemed        (138,554,336)      (179,526,800)        (7,909,297)       (7,887,759)     (1,838,709)      (1,748,484)
                      --------------     --------------      ------------      ------------     ------------     ------------
Net increase in
 shares outstanding   $  15,959,647      $  33,165,159       $ 20,651,510      $ 36,436,775     $ 1,222,572      $ 7,166,016
                      ==============     ==============      ============      ============     ============     ============

                                     Class A Shares                   Class B Shares                 Class M Shares
                            --------------------------------  ------------------------------  -----------------------------
                             Six Months          Year          Six Months         Year         Six Months         Year
                                Ended            Ended            Ended           Ended           Ended          Ended
                             December 31,      June 30,        December 31,     June 30,       December 31,     June 30,
                                1998             1998             1998            1998            1998            1998
                            --------------  ----------------  --------------  --------------  --------------  -------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                     114,779            568,398        122,597         190,371          12,567          65,587
Shares issued as
 reinvestment of
 dividends                        2,791             73,386          6,976         127,676           2,254          47,058
Shares redeemed                (191,323)          (756,854)      (196,730)       (206,334)        (44,867)        (66,998)
                            ------------     -------------    ------------    ------------     ----------      ----------
Net increase (decrease) in
 shares outstanding             (73,753)          (115,070)       (67,157)        111,713         (30,046)         45,647
                            ============     =============    ============    ============     ==========      ==========
LargeCap Leaders
 Fund ($)
Shares sold                 $ 1,715,971      $   8,276,374    $ 1,702,337     $ 2,701,856      $  185,630      $  946,954
Shares issued as
 reinvestment of
 dividends                       41,280            971,634         93,056       1,664,888          32,915         617,865
Shares redeemed              (2,738,850)       (10,980,774)    (2,621,780)     (2,915,958)       (591,915)       (940,590)
                            ------------     -------------    ------------    ------------     ----------      ----------
Net increase (decrease) in
 shares outstanding         $  (981,599)     $  (1,732,766)   $  (826,387)    $ 1,450,786      $ (373,370)     $  624,229
                            ============     =============    ============    ============     ==========      ==========

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                 Class A Shares                   Class B Shares                   Class M Shares
                         -------------------------------  -------------------------------  ------------------------------
                          Six Months          Year         Six Months          Year         Six Months         Year
                             Ended           Ended            Ended           Ended            Ended           Ended
                          December 31,      June 30,       December 31,      June 30,       December 31,     June 30,
                             1998             1998            1998             1998            1998            1998
                         --------------  ---------------  --------------  ---------------  --------------  --------------
MidCap Value Fund
 (Number of Shares)
Shares sold                  178,700        1,470,177         284,417         1,195,501         99,376         317,153
Shares issued as
 reinvestment of
 dividends                   105,360           38,624         187,926            66,968         61,139          22,835
Shares redeemed             (399,156)      (1,031,906)       (403,755)         (404,459)      (134,187)       (117,161)
                         ------------    -------------    ------------     ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding      (115,096)         476,895          68,588           858,010         26,328         222,827
                         ============    =============    ============     ============    ============    ============
MidCap Value Fund ($)
Shares sold              $ 2,794,627     $ 24,374,092     $ 4,326,837      $ 18,766,179    $ 1,521,930     $ 4,989,862
Shares issued as
 reinvestment of
 dividends                 1,488,742          582,841       2,591,514           995,806        846,769         340,248
Shares redeemed           (6,268,487)     (17,333,221)     (5,975,503)       (6,378,858)    (2,014,522)     (1,857,447)
                         ------------    -------------    ------------     ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding   $(1,985,118)    $  7,623,712     $   942,848      $ 13,383,127    $   354,177     $ 3,472,663
                         ============    =============    ============     ============    ============    ============

                                             Class A Shares                                    Class B Shares
                          -------------------------------------------------- -------------------------------------------------
                             Six Months        Six Months         Year          Six Months       Six Months         Year
                                Ended            Ended            Ended           Ended            Ended            Ended
                            December 31,        June 30,      December 31,     December 31,       June 30,       December 31,
                                1998              1998            1997             1998             1998            1997
                          ----------------- ---------------- --------------- ---------------- ---------------- ---------------
Bank and Thrift Fund
 (Number of Shares)
Shares sold                     3,876,305        6,598,183      1,551,663         4,398,454      10,545,101        2,866,975
Shares issued as
 reinvestment
 of dividends                     423,497              --         715,896           384,546             --           156,147
Shares redeemed                (4,251,144)      (1,439,132)    (1,608,708)       (1,763,798)       (370,014)         (66,661)
                           --------------    -------------   -------------    -------------    ------------     ------------
Net increase in shares
 outstanding                       48,658        5,159,051        658,851         3,019,202      10,175,087        2,956,461
                           ==============    =============   =============    =============    ============     ============
Bank and Thrift Fund ($)
Shares sold                $   99,498,079    $ 179,351,328   $ 39,884,193     $ 107,348,279    $286,284,458     $ 73,724,794
Shares issued as
 reinvestment
 of dividends                   9,842,075              --      18,233,873         8,913,760             --         3,975,496
Shares redeemed              (107,045,852)     (38,524,439)   (41,390,698)      (40,791,771)     (9,978,392)      (1,756,579)
                           --------------    -------------   -------------    -------------    ------------     ------------
Net increase in shares
 outstanding               $    2,294,302    $ 140,826,889   $ 16,727,368     $  75,470,268    $276,306,066     $ 75,943,711
                           ==============    =============   =============    =============    ============     ============

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                   Class A Shares                    Class B Shares                   Class M Shares
                          --------------------------------- --------------------------------- -------------------------------
                             Six Months          Year          Six Months          Year         Six Months         Year
                               Ended            Ended            Ended            Ended           Ended           Ended
                            December 31        June 30,       December 31,       June 30,      December 31,      June 30,
                                1998             1998             1998             1998            1998            1998
                          ---------------- ---------------- ---------------- ---------------- -------------- ----------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                   14,219,098       11,941,838          903,329          760,416       253,449        1,111,797
Shares issued as
 reinvestment of
 dividends                           --               --               --               --            --               --
Shares redeemed              (14,973,138)     (12,266,159)      (1,148,978)      (1,467,592)     (447,942)      (1,169,806)
                           -------------    -------------    -------------    -------------   ------------    ------------
Net decrease in
 shares outstanding             (754,040)        (324,321)        (245,649)        (707,176)     (194,493)         (58,009)
                           =============    =============    =============    =============   ============    ============
Asia-Pacific Equity Fund ($)
Shares sold                $  64,705,536    $  70,165,316    $   4,064,386    $   5,448,555   $ 1,122,817     $  6,633,404
Shares issued as
 reinvestment of
 dividends                           --               --               --               --            --               --
Shares redeemed              (68,977,622)     (72,683,235)      (5,203,435)     (10,287,190)   (2,032,940)      (7,449,763)
                           -------------    -------------    -------------    -------------   ------------    ------------
Net decrease in
 shares outstanding        $  (4,272,086)   $  (2,517,919)   $  (1,139,049)   $  (4,838,635)  $  (910,123)    $   (816,359)
                           =============    =============    =============    =============   ============    ============
High Yield Fund
 (Number of Shares)
Shares sold                   16,760,207       17,174,055       18,003,848       18,262,275     1,413,611        2,573,150
Shares issued as
 reinvestment of
 dividends                       466,190          432,513          643,864          467,819        92,630           99,793
Shares redeemed              (11,354,415)      (8,125,142)      (2,973,995)      (2,356,559)     (447,438)      (1,118,663)
                           -------------    -------------    -------------    -------------   ------------    ------------
Net increase in
 shares outstanding            5,871,982        9,481,426       15,673,717       16,373,535     1,058,803        1,554,280
                           =============    =============    =============    =============   ============    ============
High Yield Fund ($)
Shares sold                $ 109,592,166    $ 120,176,870    $ 114,570,634    $ 127,606,617   $ 9,483,103     $ 17,969,970
Shares issued as
 reinvestment of
 dividends                     2,965,069        3,011,044        4,076,277        3,254,943       589,242          693,501
Shares redeemed              (75,676,363)     (56,782,132)     (18,775,139)     (16,455,583)   (3,368,590)      (7,825,635)
                           -------------    -------------    -------------    -------------   ------------    ------------
Net increase in
 shares outstanding        $  36,880,872    $  66,405,782    $  99,871,772    $ 114,405,977   $ 6,703,755     $ 10,837,836
                           =============    =============    =============    =============   ============    ============

                                 Pilgrim Funds

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                  Class A Shares                    Class B Shares                  Class M Shares
                         ---------------------------------  -------------------------------  -----------------------------
                           Six Months          Year           Six Months         Year         Six Months         Year
                             Ended             Ended            Ended            Ended           Ended          Ended
                          December 31,       June 30,        December 31,      June 30,       December 31,     June 30,
                              1998             1998              1998            1998            1998            1998
                         ---------------  ----------------  ---------------  --------------  --------------  -------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                 1,360,878            236,845       1,795,640         251,983          81,130          42,995
Shares issued as
 reinvestment of
 dividends                     35,826             65,196          11,305           1,604             960             592
Shares redeemed            (1,141,491)          (815,395)       (800,193)       (123,763)         16,161         (30,971)
                         -------------     -------------    -------------    ------------     ----------      ----------
Net increase (decrease)
 in shares outstanding        255,213           (513,354)      1,006,752         129,824          98,251          12,616
                         =============     =============    =============    ============     ==========      ==========
Government Securities
 Income Fund ($)
Shares sold              $ 17,553,754      $   3,042,775    $ 23,541,255     $ 3,196,854      $1,547,631      $  551,951
Shares issued as
 reinvestment of
 dividends                    460,715            835,102         145,085          60,326          12,338           7,602
Shares redeemed           (14,709,956)       (10,465,540)    (10,731,632)     (1,590,074)       (293,037)       (397,555)
                         -------------     -------------    -------------    ------------     ----------      ----------
Net increase (decrease)
 in shares outstanding   $  3,304,513      $  (6,587,663)   $ 12,954,708     $ 1,667,106      $1,266,932      $  161,998
                         =============     =============    =============    ============     ==========      ==========

NOTE 6 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1998, the Funds received the following earnings credits:


MagnaCap Fund                $ 8,670      Asia-Pacific Equity Fund       $   542
LargeCap Leaders Fund            742      High Yield Fund                 24,762
MidCap Value Fund              2,068      Government Securites
Bank and Thrift Fund           6,926        Income Fund                      248


NOTE 7 -- SUBSEQUENT EVENTS

Subsequent to December 31, 1998, the following funds declared dividends from net investment income of:

                   Per Share Amount       Payable Date          Record Date
                   ------------------   -------------------   ------------------

High Yield Fund
Class A                 $0.0500         February 16, 1999     January 29, 1999
Class B                 $0.0460         February 16, 1999     January 29, 1999
Class M                 $0.0470         February 16, 1999     January 29, 1999
Class A                 $0.0500         January 15, 1999      January 2, 1999
Class B                 $0.0460         January 15, 1999      Janaury 2, 1999
Class M                 $0.0470         January 15, 1999      January 2, 1999

Government Securities Income Fund
Class A                 $0.0645         February 16, 1999     January 29, 1999
Class B                 $0.0560         February 16, 1999     Janaury 29, 1999
Class M                 $0.0590         February 16, 1999     January 29, 1999
Class A                 $0.0645         January 15, 1999      January 2, 1999
Class B                 $0.0580         January 15, 1999      January 2, 1999
Class M                 $0.0590         January 15, 1999      January 2, 1999

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                             COMMON STOCKS: 90.6%

                                                              Market
 Shares                                                        Value
----------                                                  -------------
                     Automotive: 1.0%
 100,000             Harley Davidson, Inc.                  $ 4,737,500
                                                            ------------

                     Banks: 7.2%
  20,000             BankAmerica Corp.                        1,202,500
  80,000             Chase Manhattan Corp.                    5,445,000
 119,200             Comerica Inc.                            8,127,950
 143,760             First Union Corp.                        8,742,405
 130,000             USBANCORP, Inc.                          4,615,000
 150,000             UnionBanCal Corp.                        5,109,375
                                                            ------------
                                                             33,242,230
                                                            ------------
                     Beverages -- Non Alcholic: 1.8%
 200,000             Pepsico, Inc.                            8,187,500
                                                            ------------

                     Capital Goods: 1.1%
 160,000             Parker Hannifan Corp.                    5,240,000
                                                            ------------

                     Chemicals: 1.4%
 120,000             E.I. Dupont de Nemours                   6,367,500
                                                            ------------

                     Communications: 4.2%
  80,000             ALLTEL Corp.                             4,785,000
  80,000             AT & T Corp.                             6,020,000
  50,000     (a)     MCI Worldcom, Inc.                       3,587,500
  70,000     (a)     Tellabs, Inc.                            4,799,375
                                                            ------------
                                                             19,191,875
                                                            ------------
                     Computer Hardware: 3.6%
  25,000     (a)     Cisco Systems                            2,320,313
 150,000             Compaq Computer                          6,290,625
 115,000             Hewlett Packard                          7,855,937
                                                            ------------
                                                             16,466,875
                                                            ------------
                     Computer Software & Services: 5.0%
 112,000             Automatic Data Processing                8,981,000
  25,000             Computer Sciences                        1,610,938
 146,500     (a)     Sun Microsystems                        12,544,062
                                                            ------------
                                                             23,136,000
                                                            ------------
                     Electrical Equipment: 1.3%
  60,000             General Electric                         6,123,750
                                                            ------------

                     Electronics -- Semiconductors: 1.7%
  65,000             Intel Corp.                              7,706,563
                                                            ------------

                 See Accompanying Notes to Financial Statements

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                               Market
 Shares                                                         Value
----------                                                   -------------
                    Energy: 2.0%
 165,700            Elf Aquitane -- Sponsored (ADR)          $ 9,382,763
                                                             ------------

                    Energy Services: 0.5%
  69,700            Halliburton Co.                            2,064,863
                                                             ------------

                    Financial: 2.6%
  60,000            Fannie Mae                                 4,440,000
  50,000            Freddie Mac                                3,221,875
  50,000            Sunamerica, Inc.                           4,056,250
                                                             ------------
                                                              11,718,125
                                                             ------------
                    Food & Beverages: 0.2%
  30,000            Kellogg Co.                                1,023,750
                                                             ------------

                    Foods: 1.5%
 250,000            Sara Lee                                   7,046,875
                                                             ------------

                    Healthcare: 4.7%
 255,000            Abbott Laboratories                       12,495,000
 160,000            Hillenbrand Industries                     9,100,000
                                                             ------------
                                                              21,595,000
                                                             ------------
                    Home Products: 1.3%
 150,000            Newell Company                             6,187,500
                                                             ------------

                    Industrial: 2.4%
 120,000            Nucor Corp.                                5,190,000
 170,000            Praxair, Inc.                              5,992,500
                                                             ------------
                                                              11,182,500
                                                             ------------
                    Industrial Equipment: 0.6%
  50,000            Illinois Tool Works                        2,900,000
                                                             ------------

                    Insurance: 0.9%
  73,800            Marsh & Mclennan                           4,312,688
                                                             ------------

                    Insurance Life: 3.5%
 250,000            AFLAC, Inc.                               11,000,000
  65,000            American General Corp.                     5,070,000
                                                             ------------
                                                              16,070,000
                                                             ------------
                    Integrated Oil -- Domestic: 0.8%
  60,000            Atlantic Ritchfield                        3,915,000
                                                             ------------

                    Integrated Oil -- International: 1.2%
  70,000            Chevron Corp.                              5,805,625
  70,000            Chevron Corp -- Rights                           --
                                                             ------------
                                                               5,805,625
                                                             ------------

                 See Accompanying Notes to Financial Statements

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                              Market
 Shares                                                        Value
----------                                                  -------------
                     Machinery & Equipment: 1.0%
 120,000             Dover Corp.                            $ 4,395,000
                                                            ------------

                     Manufacturing: 0.8%
  80,000             AlliedSignal, Inc.                       3,545,000
                                                            ------------

                     Manufacturing -- Electronic: 1.9%
 116,000             Honeywell, Inc                           8,736,250
                                                            ------------

                     Marine: 0.5%
  50,000             Carnival Corp.                           2,400,000
                                                            ------------

                     Medical Products: 4.2%
 187,000             Baxter International                    12,026,437
 172,000             Becton Dickenson & Co.                   7,342,250
                                                            ------------
                                                             19,368,687
                                                            ------------
                     Office Equipment & Services: 2.6%
 100,000             Xerox Corp.                             11,800,000
                                                            ------------

                     Office Products & Services: 1.4%
 146,500             Avery-Dennison Corp.                     6,601,656
                                                            ------------

                     Oil Well Equipment & Services: 1.0%
 104,000             Schlumberger Limited                     4,797,000
                                                            ------------

                     Pharmaceuticals: 6.0%
  93,500             Bristol-Myers Squibb Co.                12,511,468
 107,000             Johnson & Johnson                        8,974,625
 110,000             Schering-Plough Corp.                    6,077,500
                                                            ------------
                                                             27,563,593
                                                            ------------
                     Publishing: 0.2%
  20,000             New York Times -- Class A                  693,750
                                                            ------------

                     Restaurant: 4.2%
 165,000             McDonald's Corp.                        12,643,125
 130,000     (a)     Tricon Global Restaurants                6,516,250
                                                            ------------
                                                             19,159,375
                                                            ------------
                     Retail: 6.6%
  15,000     (a)     Dayton-Hudson                              813,750
 154,000             Home Depot, Inc.                         9,422,875
 150,000             Lowe's Companies                         7,678,125
 152,000             Wal-Mart Stores, Inc.                   12,378,500
                                                            ------------
                                                             30,293,250
                                                            ------------

                 See Accompanying Notes to Financial Statements

                             Pilgrim MagnaCap Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                     Market
 Shares                                                              Value
----------                                                        --------------
                    Supermarket: 1.4%
 102,000            Albertson's                                   $  6,496,125
                                                                  -------------

                    Thrifts: 3.6%
 271,300            Charter One Financial, Inc.                      7,528,575
  50,000            Golden West Financial Corp.                      4,584,375
 120,000            Washington Mutual Inc.                           4,582,500
                                                                  -------------
                                                                    16,695,450
                                                                  -------------
                    Tobacco Products: 0.9%
  75,000            Philip Morris Companies, Inc.                    4,012,500
                                                                  -------------

                    Utilities: 3.8%
 100,000            Duke Power Co.                                   6,406,250
  55,000            FPL Group, Inc.                                  3,389,375
  75,500            SBC Communications                               4,048,687
 125,000            Southern Co.                                     3,632,813
                                                                  -------------
                                                                    17,477,125
                                                                  -------------
                      Total Common Stocks (Cost $298,179,823)      417,639,243
                                                                  -------------

                           LIMITED PARTNERSHIP: 1.4%


                    Securities Related Business: 1.4%
 260,000            Alliance Capital Management                               6,695,000
                                                                            ------------
                      Total Limited Partnership Stock (Cost $5,095,442)       6,695,000
                                                                            ------------
                      Total Long-Term Investments (Cost $303,275,265)       424,334,243
                                                                            ------------

                         SHORT-TERM INVESTMENTS: 6.6%

 Principal
  Amount                                                                                  Value
------------                                                                          ---------------
               Commercial Paper: 6.6%
22,845,000     GE Capital Corp Commercial Paper, 5.00% due 01/04/99                      22,845,000
 7,414,000     Merrill Lynch Commercial Paper, 5.05% due 01/04/99                         7,414,000
                                                                                      --------------
                 Total Short-Term Investments (Cost $ 30,246,361)                        30,259,000
                                                                                      --------------
               Total Investments in Securities (Cost $333,521,625)*         98.6%       454,593,243
               Cash and Other Assets in Excess of Liabilities -- Net         1.4%         6,325,025
                                                                          ------      --------------
                 Total Net Assets                                          100.0%     $ 460,918,268
                                                                          ======      ==============

-------------------------

(a) Non-income producing security
 * Cost for federal income tax purposes is $333,521,625, which is the same as for financial statement purposes.
    Net unrealized appreciation consists of:
          Gross Unrealized Appreciation                       $ 131,010,864
          Gross Unrealized Depreciation                        (9,951,886)
                                                              --------------
            Net Unrealized Appreciation                       $ 121,058,978
                                                              ==============

                 See Accompanying Notes to Financial Statements

                         Pilgrim LargeCap Leaders Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                             COMMON STOCKS: 90.6%

                                                           Market
 Shares                                                    Value
---------                                                ------------
                    Automotive: 3.1%
  4,723             Daimlerchrysler                      $  453,703
  7,000             Ford Motor Co.                          410,813
                                                         -----------
                                                            864,516
                                                         -----------

                    Banks: 1.6%
  6,800             Chase Manhattan Corp. New               462,825
                                                         -----------

                    Broadcasting: 1.7%
  8,500     (a)     Tele Communication-TCI Group-A          470,156
                                                         -----------

                    Chemicals: 1.2%
  6,300             DuPont                                  334,294
                                                         -----------

                    Communications: 3.2%
  5,600             AT&T Corp.                              421,400
  6,600     (a)     MCI Worldcom, Inc.                      473,550
                                                         -----------
                                                            894,950
                                                         -----------

                    Computer Software & Service: 4.5%
  2,400     (a)     America Online, Inc.                    347,400
  3,400     (a)     Microsoft Corp.                         471,537
  5,300     (a)     Sun Microsystems                        453,813
                                                         -----------
                                                          1,272,750
                                                         -----------

                    Computer Systems: 1.4%
  5,500             Dell Computer Corporation               402,531
                                                         -----------

                    Computer Hardware: 3.0%
  4,700     (a)     Cisco Systems                           436,218
 10,000             Compaq Computer                         419,375
                                                         -----------
                                                            855,593
                                                         -----------

                    Consumer Durables: 1.3%
  5,200             Sony Corp -- ADR                        373,100
                                                         -----------

                    Consumer Products: 6.9%
  6,200             Anheuser Busch Company                  406,875
  5,300             Coca-Cola                               354,437
  4,200             Colgate-Palmolive Company               390,075
  4,200             Procter & Gamble                        383,512
  8,900             Unilever PLC -- ADR                     400,500
                                                         -----------
                                                          1,935,399
                                                         -----------

                 See Accompanying Notes to Financial Statements

                         Pilgrim LargeCap Leaders Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                        Market
 Shares                                                 Value
---------                                             ------------
                    Cosmetics: 1.4%
  8,200             Gillette                          $  396,163
                                                      -----------

                    Defense: 1.2%
  3,900             Lockheed Martin Corp.                330,525
                                                      -----------

                    Diversified Conglomerate: 1.6%
  5,800             Tyco International Ltd.              437,538
                                                      -----------

                    Drugstores: 1.6%
  7,800             Walgreens Co.                        456,788
                                                      -----------

                    Energy: 1.3%
  5,600             Duke Power Co.                       358,750
                                                      -----------

                    Financial: 5.9%
  4,100             American Express                     419,225
  8,700             Citigroup Inc                        430,650
  5,300             Fannie Mae                           392,200
  6,600             Freddie Mac                          425,287
                                                      -----------
                                                       1,667,362
                                                      -----------
                    Food Stores: 1.7%
  7,800     (a)     Safeway Inc.                         475,313
                                                      -----------

                    Foods: 1.2%
 12,000             Sara Lee                             338,250
                                                      -----------

                    Insurance: 2.6%
  8,700             Allstate Corp.                       336,038
  4,000             American Int'l Group                 386,500
                                                      -----------
                                                         722,538
                                                      -----------
                    Integrated Oil Intl: 1.3%
  4,400             Chevron Corp.                        364,925
                                                      -----------

                    Marine: 2.0%
 12,000             Carnival Corp. Common                576,000
                                                      -----------

                    Medical Products: 1.4%
  7,800             Abbott Laboratories                  382,200
                                                      -----------

                    Metals & Minerals: 1.3%
  4,800             Aluminum Co. of America              357,900
                                                      -----------

                 See Accompanying Notes to Financial Statements

                         Pilgrim LargeCap Leaders Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                           Market
 Shares                                                    Value
---------                                                ------------
                   Natural Gas Pipeline: 1.4%
  6,900            Enron                                 $  393,731
                                                         -----------

                   Office Products & Services: 3.1%
  6,200            Hewlett Packard                          423,538
  2,400            International Business Machines          443,400
                                                         -----------
                                                            866,938
                                                         -----------
                   Oil & Gas: 2.6%
  5,100            Exxon Corp.                              372,937
  7,500            Royal Dutch Petroleum Company            359,063
                                                         -----------
                                                            732,000
                                                         -----------
                   Oil Well Equipment & Service: 1.3%
  7,900            Schlumberger Ltd.                        364,388
                                                         -----------

                   Pharmaceuticals: 7.3%
  3,300            Bristol-Myers Squibb Co.                 441,581
  4,400            Johnson & Johnson                        369,050
  2,700            Merck & Co.                              398,756
  3,400            Pfizer                                   426,487
  5,400            Warner Lambert Co.                       406,013
                                                         -----------
                                                          2,041,887
                                                         -----------
                   Publishing: 1.4%
  5,900            Gannett Co.                              390,506
                                                         -----------

                   Restaurant: 1.5%
  5,600            McDonalds Corp.                          429,100
                                                         -----------

                   Retail: 7.3%
  6,400            Costco Companies, Inc.                   462,000
  7,200            The Gap Inc.                             405,000
  7,000            Home Depot Inc.                          428,313
  7,100            Sears, Roebuck and Company               301,750
  5,500            Wal-Mart Stores, Inc.                    447,906
                                                         -----------
                                                          2,044,969
                                                         -----------
                   Technology: 4.8%
  3,200            Intel Corp.                              379,400
  4,500            Lucent Technologies                      495,000
  4,000            Nokia Corp -- ADR A                      481,750
                                                         -----------
                                                          1,356,150
                                                         -----------

                 See Accompanying Notes to Financial Statements

                         Pilgrim LargeCap Leaders Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                                     Value
------------                                                                              --------------

                       Tobacco Products: 1.3%
     7,000             Philip Morris Companies Inc.                                       $   374,500
                                                                                          ------------

                       Transportation: 1.4%
     4,500     (a)     FDX Corporation                                                        400,500
                                                                                          ------------

                       Utilities: 4.8%
     8,520             Bell Atlantic Corp.                                                    484,042
     9,300             SBC Communications                                                     498,712
    13,000             Southern Co.                                                           377,813
                                                                                          ------------
                                                                                            1,360,567
                                                                                          ------------
                         Total Common Stocks (Cost $21,031,720)                            25,485,602
                                                                                          ------------
                                         SHORT-TERM INVESTMENTS: 8.9%
 Principal
  Amount                                                                                      Value
 ----------                                                                                   -----
                       Repurchase Agreement: 8.9%
$2,495,000             State Street Bank, 4.50% due 01/04/99                                2,495,000
                                                                                          ------------
                       (Collateralized by $1,565,000 U.S. Treasury Bonds, 10.625%, due
                       08/15/2015, Market Value $2,551,684)
                         Total Short-Term Investments (Cost $2,495,000)                     2,495,000
                                                                                          ------------

                   Total Investments in Securities (Cost $23,526,720)*        99.5%      27,980,602
                   Other Assets in Excess of Liabilities                       0.5%         142,853
                                                                            ------      ------------
                     Net Assets                                              100.0%     $28,123,455
                                                                            ======      ============

------------
(a) Non-income producing security
    ADR -- American Depository Receipt
 * Cost for federal income tax purposes is, $23,526,720, which is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                $4,712,524
                 Gross Unrealized Depreciation                  (258,642)
                                                              ----------
                     Net Unrealized Appreciation              $4,453,882
                                                              ==========

                 See Accompanying Notes to Financial Statements

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                              COMMON STOCKS: 94.4%

                                                                       Market
 Shares                                                                Value
----------                                                           -----------
                     Automotive: 1.7%
  70,000     (a)     Mascotech, Inc.                                 $1,198,750
                                                                     -----------

                     Banks: 4.6%
 160,000     (a)     John Hancock Bank & Thrift Opportunity Fund      1,710,000
  65,000             Sovereign Bancorp Inc.                             926,250
  30,000             UST Corp.                                          706,875
                                                                     -----------
                                                                      3,343,125
                                                                     -----------

                     Building Products: 3.6%
  60,000             Johns Manville Corp.                               986,250
  57,000             Masco Corp.                                      1,638,750
                                                                     -----------
                                                                      2,625,000
                                                                     -----------
                     Business Services: 1.7%
  82,500     (a)     Modis Professional Services                      1,196,250
                                                                     -----------

                     Chemicals: 1.9%
  45,300             Mallinckrodt Inc.                                1,395,805
                                                                     -----------

                     Communications: 6.5%
 124,400             Cincinnati Bell Inc.                             4,703,875
                                                                     -----------

                     Consumer Products: 1.5%
  31,200             Snap-On Inc.                                     1,086,150
                                                                     -----------

                     Electrical Equipment: 10.5%
  47,600             Applied Power Inc -- CL A                        1,796,900
  31,800             Columbia Energy Group                            1,836,450
  50,000             Edison International                             1,393,750
  33,400             Raychem Corp.                                    1,079,238
  34,000             Thomas & Betts Corp.                             1,472,625
                                                                     -----------
                                                                      7,578,963
                                                                     -----------

                 See Accompanying Notes to Financial Statements

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                               Market
 Shares                                                        Value
----------                                                   ------------
                     Entertainment: 2.0%
 140,000             Loews Cineplex Entertainment            $1,417,500
                                                             -----------

                     Financial: 3.8%
  66,000             CIT Group Inc.                           2,099,625
  45,300             Golden State Bancorp.                      626,763
                                                             -----------
                                                              2,726,388
                                                             -----------
                     Food & Beverages: 4.5%
 113,200             Chiquita Brands International            1,082,475
  72,100             Dole Food Company                        2,163,000
                                                             -----------
                                                              3,245,475
                                                             -----------

                     Food Stores: 2.2%
  26,000     (a)     Meyer (Fred), Inc.                       1,566,500
                                                             -----------

                     Health Care: 4.4%
  29,600             Humana Inc.                                527,250
  37,100             Wellpoint Health Network                 2,618,700
                                                             -----------
                                                              3,145,950
                                                             -----------

                     Industrial: 2.3%
 119,875             Safety-Kleen Corp.                       1,693,234
                                                             -----------

                     Insurance: 3.1%
  38,400             Allamerica Financial Corp.               2,222,400
                                                             -----------

                     Life Insurance: 2.3%
  41,000             Torchmark Corp.                          1,447,813
  10,040             Waddell & Reed Financial -- Class B        233,430
                                                             -----------
                                                              1,681,243
                                                             -----------

                     Media & Entertainment: 2.6%
  65,600     (a)     King World Productions Inc.              1,931,100
                                                             -----------

                     Medical Services: 2.8%
  47,500     (a)     HCR Manor Care                           1,395,313
  41,100     (a)     Healthsouth Corp.                          634,481
                                                             -----------
                                                              2,029,794
                                                             -----------

                 See Accompanying Notes to Financial Statements

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                Market
 Shares                                                         Value
----------                                                    ------------
                    Office Products & Services: 6.9%
  41,700            Choicepoint Inc.                          $2,689,650
  88,300            United Stationers Inc.                     2,295,800
                                                              -----------
                                                               4,985,450
                                                              -----------

                    Oil & Gas: 3.7%
  34,000            Coastal Corp.                              1,187,875
 127,433            EEX Corp.                                    892,033
  93,280            Ocean Energy New                             588,830
                                                              -----------
                                                               2,668,738
                                                              -----------

                    Packaging Products: 2.4%
  57,500            Owens-Illinois, Inc.                       1,760,938
                                                              -----------

                    Railways: 1.0%
  23,612            Keyspan Energy Corp.                         731,972
                                                              -----------

                    Real Estate & Financial Services: 1.9%
  67,700            Trizec Hahn Corp.                          1,387,850
                                                              -----------

                    Retail: 2.1%
  99,000            Kmart                                      1,515,937
                                                              -----------

                    Retail Clothing: 2.2%
  83,200            Polo Ralph Lauren Corp.                    1,596,400
                                                              -----------

                    Technology: 6.4%
  75,000            Comsat Corp.                               2,700,000
  56,400            General Instrument Corp.                   1,914,075
                                                              -----------
                                                               4,614,075
                                                              -----------

                    Trucking & Leasing: 1.5%
  40,900            Ryder                                      1,063,400
                                                              -----------

                 See Accompanying Notes to Financial Statements

                           Pilgrim MidCap Value Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                   Market
 Shares                                                             Value
----------                                                       -------------
                    Utilities: 4.3%
  54,500            Montana Power Co.                            $ 3,082,656
                                                                 ------------
                      Total Common Stocks (Cost $61,096,831)      68,194,918
                                                                 ------------

                       CONVERTIBLE CORPORATE BONDS: 0.4%

  Amount
----------
                  Industrial: 0.4%
   500,000        Inacom Corp., 4.50% due 11/01/2004                       301,250
                                                                        -----------
                    Total Convertible Bonds (Cost $348,000)                301,250
                                                                        -----------

                                                   WARRANTS: 1.0%
                  Financials: 1.0%
   157,000        Golden State Bancorp                                     716,313
                                                                        -----------
                    Total Warrants (Cost $699,759)                         716,313
                                                                        -----------
                    Total Long-Term Investments (Cost $62,144,590)      69,212,481
                                                                        -----------

                          SHORT-TERM INVESTMENTS: 4.9%

 Principal
  Amount                                                                                          Value
------------                                                                                  ----------------
               Repurchase Agreement: 4.9%
$3,524,000     State Street Bank, 4.50% due 01/04/99                                            $ 3,524,000
                                                                                                -----------
               (Collateralized by $2,205,000 U.S. Treasury Bonds, 10.625%,
               due 08/15/2015 Market Value $3,595,184.)
                 Total Short-Term Investments (Cost $3,524,000)                                   3,524,000
                                                                                                -----------
               Total Investments (Cost $65,668,590)*                              100.7%         72,736,481
               Liabilities in Excess of Other Assets                               (0.7)%          (472,781)
                                                                               ----------       -----------
                 Total Net Assets                                                 100.0%        $72,263,700
                                                                               ==========       ===========

------------
(a) Non-income producing security
 * Cost for federal income tax purposes is $65,668,590, which is the same as for financial statement purposes. Net unrealized appreciation consists of:

         Gross Unrealized Appreciation       $ 11,427,134
         Gross Unrealized Depreciation         (4,359,243)
                                             ------------
          Net Unrealized Appreciation        $  7,067,891
                                             ============

                 See Accompanying Notes to Financial Statements

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                              COMMON STOCKS: 96.7%

                                                                   Market
 Shares                          Industry/Issuer                    Value
----------           -----------------------------------------   -------------
                     Automotive: 0.6%
 275,000     (a)     Keystone Automotive Industries, Inc.        $ 5,757,813
                                                                 ------------

                     Banks: 61.0%
 171,000             Alabama National Bancorporation (AL)          4,563,563
 276,057             Associated Banc-Corp. (WI)                    9,437,699
  14,500             BancFirst Corp. (OK)                            520,187
 220,000             BancWest Corp. (HI)                          10,560,000
 114,000     (a)     BNCCorp., Inc. (ND)                           1,225,500
  79,567     (a)     BOK Financial Corp. (OK)                      3,749,595
 241,675             BSB Bancorp, Inc. (NY)                        7,945,065
 268,400             The Bank of New York Company, Inc. (NY)      10,803,100
 149,700             Bank of the Ozarks, Inc. (AR)                 3,424,388
 386,000             BankAmerica Corp. (NC)                       23,208,250
 721,000             BankBoston Corp. (MA)                        28,073,938
 176,000             Banknorth Group, Inc. (VT)                    6,622,000
  98,500             Bay Bancshares, Inc. (TX)                     1,428,250
  89,000             CCB Financial Corp. (NC)                      5,073,000
 110,000             Chittenden Corp. (VT)                         3,520,000
 108,600             CNBT Bankshares, Inc. (TX)                    1,072,425
 220,000             Colonial BancGroup, Inc. (AL)                 2,640,000
 191,500             Columbia Bancorp (MD)                         3,255,500
 558,500             Comerica Inc. (MI)                           38,082,719
 140,928             Commerce Bancshares, Inc. (MO)                5,989,440
 211,500             Community Bank System, Inc. (NY)              6,199,594
 337,474             Community First Bankshares, Inc. (ND)         7,108,046
 195,000             Compass Bancshares, Inc. (AL)                 7,422,187
  64,500             Cowlitz Bancorp. (WA)                           507,937
 345,200             First American Corp. (TN)                    15,318,250
  24,000             First Merchants Corp. (IN)                      627,000
 217,100             FirstMerit Corp. (OH)                         5,834,562
   2,236             First National Bank of Anchorage (AK)         2,325,440
 417,655             First Security Corp. (UT)                     9,762,686
 500,187             First Union Corp. (NC)                       30,417,622
 125,000             First United Bancshares, Inc. (AK)            2,218,750
 423,408             Fleet Financial Group, Inc. (MA)             18,921,045
 184,320             Greater Bay Bancorp (CA)                      6,220,800
 313,250             HUBCO Inc. (NJ)                               9,436,656
  38,500     (a)     Hamilton Bancorp Inc. (FL)                    1,027,469
 179,623             Independent Bank Corp. (MI)                   3,637,366

                 See Accompanying Notes to Financial Statements

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                         Market
  Shares                            Industry/Issuer                      Value
----------            ---------------------------------------------   --------------
                      Banks (continued)
   513,800            KeyCorp (OH)                                     $ 16,441,600
   200,000            Lamar Capital Corp. (MS)                            2,000,000
    20,000            MainStreet Financial Corp. (VA)                       928,750
   415,800            Mercantile Bankshares Corp. (MD)                   16,008,300
   485,700            National City Corp. (OH)                           35,213,250
    42,817            North Dallas Bank & Trust Co. (TX)                  2,825,922
   164,600            North Fork Bancorp. (NY)                            3,940,113
    55,300            North Valley Bancorp (CA)                             677,425
   202,400            One Valley Bancorp., Inc. (WV)                      6,653,900
   953,000            Pacific Century Financial Corp. (HI)               23,229,375
   829,000            Peoples Heritage Financial Group, Inc. (ME)        16,580,000
   213,000            Prime Bancshares, Inc. (TX)                         3,674,250
   240,000            Prosperity Bancshares, Inc. (TX)                    2,970,000
   190,400            Regions Financial Corp. (AL)                        7,675,500
    68,500 (a)        Six Rivers National Bank (CA)                         796,313
    82,500            SouthTrust Corp. (AL)                               3,047,343
   484,687            Sterling Bancshares, Inc. (TX)                      7,209,719
   375,900            Summit Bancorp (NJ)                                16,422,131
   248,400            Summit Bancshares, Inc. (TX)                        4,595,400
   544,200 (a)(b)     Surety Capital Corp. (TX)                           1,122,412
   181,900            TCF Financial Corp. (MN)                            4,399,706
   499,900            Union Planters Corp. (TN)                          22,651,719
   916,800            UnionBanCal Corp. (CA)                             31,228,500
   130,100 (a)(b)     United Security Bancorp. (WA)                       1,967,762
   209,400            USBANCORP, Inc. (PA)                                4,161,825
    86,350            West Coast Bancorp (OR)                             1,813,350
    55,353            Westamerica Bancorp (CA)                            2,034,223
   229,500            Westernbank Puerto Rico (PR)                        3,643,313
                                                                       -------------
                                                                        542,092,130
                                                                       -------------

                      Construction: 1.5%
   501,375            D.R. Horton, Inc.                                  11,531,625
   342,500 (a)        Schuff Steel Co.                                    1,883,750
                                                                       -------------
                                                                         13,415,375
                                                                       -------------

                 See Accompanying Notes to Financial Statements

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                  Market
  Shares                                 Industry/Issuer                           Value
-----------            ------------------------------------------------------   -------------
                       Finance: 4.1%
    244,500 (a)        CFI ProServices, Inc.                                     $ 2,842,313
    325,000            CIT Group Inc.                                             10,339,063
    380,000            Comdisco, Inc.                                              6,412,500
    267,500 (a)(b)     International Aircraft Investors                            1,638,438
     13,500            Matrix Bancorp Inc.                                           182,250
     54,800            Sea Containers Ltd.                                         1,640,575
    800,000 (a)        Sirrom Capital Corp.                                        3,950,000
  1,292,000 (a)        UniCapital Corp.                                            9,528,500
                                                                                 ------------
                                                                                  36,533,639
                                                                                 ------------

                       Insurance: 5.5%
    430,000 (a)(b)     American Safety Insurance Group, Ltd.                       4,138,750
  1,151,000            ARM Financial Group, Inc. -- Class A                       25,537,812
    215,000            Liberty Financial Co., Inc.                                 5,805,000
    356,500            Reliance Group Holdings, Inc.                               4,589,937
    240,000            Travelers Property Casualty -- Class A                      7,440,000
    177,000 (a)(b)     21st Century Holding Company                                1,239,000
                                                                                 ------------
                                                                                  48,750,499
                                                                                 ------------

                       Printing: 1.8%
    955,160 (a)        Applied Graphics Technologies, Inc.                        15,760,140
                                                                                 ------------

                       Real Estate and Financial Services: 0.4%
    375,000            Imperial Credit Commercial Mortgage Investment Corp.        3,515,625
                                                                                 ------------

                       Retail: 1.7%
    464,106 (a)        Consolidated Stores Corp.                                   9,369,140
    335,000 (a)        Michaels Stores, Inc.                                       6,061,406
                                                                                 ------------
                                                                                  15,430,546
                                                                                 ------------

                       Securities Related Business: 1.0%
    573,400            Freedom Securities Corp.                                    8,672,675
                                                                                 ------------

                 See Accompanying Notes to Financial Statements

                         Pilgrim Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                               Market
  Shares                             Industry/Issuer                           Value
-----------        ------------------------------------------------------   --------------
                   Thrifts: 17.0%
    245,000        Astoria Financial Corp. (NY)                              $ 11,208,750
  1,746,340        Charter One Financial, Inc. (OH)                            48,460,935
  1,261,238        Commercial Federal Corp. (NE)                               29,244,945
     34,900        First Mutual Savings Bank (WA)                                 462,425
    253,300        Golden West Financial Corp. (CA)                            23,224,443
     20,250        Home Federal Bancorp (IN)                                      450,563
    149,400        InterWest Bancorp, Inc. (WA)                                 3,305,475
     63,655        Laurel Capital Group, Inc. (PA)                              1,106,005
    100,000        Seacoast Financial Services Corp. (MA)                       1,025,000
    849,800        Washington Mutual Inc. (WA)                                 32,451,738
                                                                             -------------
                                                                              150,940,279
                                                                             -------------

                     Total Common Stocks (Cost $667,113,251)                  840,868,721
                                                                             -------------

                                                LIMITED PARTNERSHIP: 2.1%
    741,900        Alliance Capital Management                                 19,103,925
                                                                             -------------
                     Total Limited Partnership Stock (Cost $15,869,002)        19,103,925
                                                                             -------------
                     Total Long-Term Investments (Cost $682,982,253)          859,972,646
                                                                             -------------

                         SHORT-TERM INVESTMENTS: 2.8%

 Principal
  Amount                                                                                 Value
-------------                                                                        ---------------
                Repurchase Agreement: 2.8%
$25,045,000     State Street Bank, 4.50% due 01/04/99                                   25,045,000
                                                                                     --------------
                (Collateralized by $17,415,000 U.S. Treasury Bonds, 12.750%,
                due 11/15/10 Market Value $25,306,172.)
                  Total Short-Term Investments (Cost $25,045,000)                       25,045,000
                                                                                     --------------
                Total Investments in Securities (Cost $708,027,253)        99.5%       885,017,646
                Other Assets in Excess of Liabilities                       0.5%         4,041,258
                                                                         ------      --------------
                  Net Assets                                              100.0%     $ 889,058,904
                                                                         ======      ==============

------------
 * Cost for federal income tax purposes is $708,027,253, which is the same as for financial statement purposes. Net unrealized appreciation consists of:

         Gross Unrealized Appreciation      $ 242,406,708
         Gross Unrealized Depreciation        (65,416,315)
                                            -------------
          Net Unrealized Appreciation       $ 176,990,393
                                            =============

------------
(a) Non-income producing security
(b) Company in which there is any direct or indirect ownership of 5% or more of the outstanding voting securities.

                 See Accompanying Notes to Financial Statements

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                             COMMON STOCKS: 101.3%

                                                            Market
 Shares                                                     Value
-----------                                               ------------
                      CHINA: 2.1%
                      Construction: 1.1%
  644,000             Zhejiang Expressway CL H            $  130,504
  500,000             Shenzhen Expressway Co.                116,167
                                                          -----------
                                                             246,671
                                                          -----------

                      Mines & Minerals: 0.5%
  650,000             Yanzhou Coal Mining Co.                109,067
                                                          -----------

                      Properties: 0.5%
1,000,000             Anhui Expressway                       117,457
                                                          -----------
                            Total China Common Stocks        473,195
                                                          -----------

                      HONG KONG: 41.3%
                      Banks: 0.8%
  160,000             Kwong On Bank Limited                  188,964
                                                          -----------

                      Commercial & Industrial: 9.3%
  120,000             Citic Pacific, Ltd.                    258,664
  200,000             Hutchison Whampoa, Ltd.              1,413,359
  100,000             Swire Pacific, Ltd.                    447,886
                                                          -----------
                                                           2,119,909
                                                          -----------
                      Communication: 1.9%
  250,000     (a)     China Telcom (HK)                      432,398
                                                          -----------

                      Construction: 2.8%
  150,000             Cheung Kong Infrastructure             334,947
  200,000             New World Infrastructure               292,998
                                                          -----------
                                                             627,945
                                                          -----------
                      Diversified Holdings : 2.5%
  100,000             Dah Sing Financial                     245,240
1,000,000             JCG Holdings Limited                   322,685
                                                          -----------
                                                             567,925
                                                          -----------

                 See Accompanying Notes to Financial Statements

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                         Market
 Shares                                                                  Value
-----------                                                            ------------
                     Financial: 1.4%
  100,000            Dao Heng Bank Group, Ltd.                         $  309,132
                                                                       -----------

                     Properties: 12.6%
  210,000            Cheung Kong Holdings, Ltd.                         1,511,133
  150,000            Sun Hung Kai Properties, Ltd.                      1,093,901
  180,000            Wharf Holdings                                       262,536
                                                                       -----------
                                                                        2,867,570
                                                                       -----------

                     Oil & Gas: 1.7%
  300,000            Hong Kong & China Gas                                381,413
                                                                       -----------

                     Utilities: 8.3%
  140,000            CLP Holdings, Ltd.                                   697,515
   80,000            Hong Kong Electric Holdings, Ltd.                    242,659
  550,000            Hong Kong Telecommunications, Ltd.                   961,923
                                                                       -----------
                                                                        1,902,097
                                                                       -----------
                           Total Hong Kong Common Stocks                9,397,353
                                                                       -----------

                     PHILIPPINES: 6.2%
                     Communications: 1.9%
  580,000            Benpres Holdings -- GDR                               93,933
   13,000            Philippine Long Distance Telephone Co. -- ADR        337,188
                                                                       -----------
                                                                          431,121
                                                                       -----------
                     Foods: 0.8%
   90,000            San Miguel Corp. -- Class B                          173,522
                                                                       -----------

                     Real Estate & Financial Services: 2.6%
  500,000            Ayala Land Inc.                                      141,388
   21,500            Metropolitan Bank & Trust                            154,756
1,650,000            SM Prime Holdings, Inc.                              313,882
                                                                       -----------
                                                                          610,026
                                                                       -----------

                 See Accompanying Notes to Financial Statements

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                    Market
 Shares                                                             Value
----------                                                        ------------
                     Utilities: 0.9%
  65,000             Manila Electric Co. -- Class B               $  208,869
                                                                  -----------
                           Total Philippines Common Stocks         1,423,538
                                                                  -----------

                     SINGAPORE: 21.9%
                     Aerospace: 2.8%
 691,000             Singapore Technologies Engineering, Ltd.        644,543
                                                                  -----------

                     Commercial & Industrial: 1.4%
 120,000             Keppel Corp.                                    321,260
                                                                  -----------

                     Computer Systems/Software: 0.3%
  12,600             Elec & Eltek International Co. Ltd.              68,040
                                                                  -----------

                     Financial: 6.6%
  80,000             Development Bank Singapore                      721,987
 120,000             United Overseas Bank                            770,442
                                                                  -----------
                                                                   1,492,429
                                                                  -----------

                     Hotels: 0.5%
 117,000             Marco Polo Developments                         123,307
                                                                  -----------

                     Manufacturing: 0.6%
  34,000             Venture Manufacturing                           129,740
                                                                  -----------

                     Properties: 1.4%
  71,000     (a)     City Developments, Ltd.                         307,480
                                                                  -----------

                     Publishing: 1.7%
  36,000             Singapore Press Holdings, Ltd.                  390,309
                                                                  -----------

                     Transportation: 2.9%
  90,000             Singapore Airlines, Ltd.                        659,600
                                                                  -----------

                     Utilities: 3.7%
 550,000             Singapore Telecommunication                     839,491
                                                                  -----------
                           Total Singapore Common Stocks           4,976,199
                                                                  -----------

                 See Accompanying Notes to Financial Statements

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                 Market
 Shares                                                          Value
----------                                                     ------------
                     South Korea: 14.5%
                     Banks: 1.8%
  32,000             Housing & Commercial Bank                 $  396,343
                                                               -----------

                     Manufacturing: 4.3%
  11,400             Samsung Electronics Co.                      764,738
   4,350             Samsung Display Devices                      214,426
                                                               -----------
                                                                  979,164
                                                               -----------

                     Securities Related Business: 0.9%
  14,000             Dongwon Securities                           214,131
                                                               -----------

                     Steel: 3.7%
  13,000             Pohang Iron & Steel                          837,479
                                                               -----------

                     Utilities: 3.8%
  35,000             Korea Electric Power                         866,999
                                                               -----------
                           Total South Korea Common Stocks      3,294,116
                                                               -----------

                     TAIWAN: 10.6%

                     Computer Services: 1.2%
  15,300             Synnex Technology                            272,799
                                                               -----------

                     Computer Systems/Software: 4.3%
  30,000             Asustek Computer Inc -- GDR                  263,250
  50,000             Taiwan Semiconductor -- SP (ADR)             709,375
                                                               -----------
                                                                  972,625
                                                               -----------

                     Electrical Equipment: 0.7%
  26,460     (a)     Yageo Corp.                                  171,990
                                                               -----------

                 See Accompanying Notes to Financial Statements

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                         Market
 Shares                                                                  Value
----------                                                            --------------
                     Electronics -- Defense: 0.6%
  25,000             Acer Inc. -- GDR                                 $    143,125
                                                                      -------------

                     Food & Beverages: 0.8%
  20,730             President Enterprises                                 183,979
                                                                      -------------

                     Insurance: 1.2%
  24,507             Fubon Insurance Co. LD-GDR                            270,190
                                                                      -------------

                     Steel: 1.8%
  33,700     (a)     China Steel Corp. -- GDR                              411,141
                                                                      -------------
                           Total Taiwan Common Stocks                    2,425,849
                                                                      -------------

                     Thailand: 4.7%
                     Communications: 1.1%
  41,000             Advanced IFO Services                                 243,632
                                                                      -------------

                     Financial: 1.6%
 206,200             Thai Farmers Bank                                     363,048
                                                                      -------------

                     Utilities: 2.0%
  42,000             Electricity Generating Public Co.                     113,810
  50,000             PTT Exploration & Production                          352,132
                                                                      -------------
                                                                           465,942
                                                                      -------------
                           Total Thailand Common Stocks                  1,072,622
                                                                      -------------
                           Total Common Stocks (Cost $23,371,644)     $ 23,062,872
                                                                      -------------

                 See Accompanying Notes to Financial Statements

                       Pilgrim Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                            CONVERTIBLE BONDS: 2.1%

 Principal
  Amount                                                                                Value
------------                                                                        ---------------
               TAIWAN: 2.1%
               Industrial: 2.1%
  $260,000     Nan Ya Plastic Corp., 1.75% due July 2001                             $    295,750
   160,000     United Microelectronics, 0.25% due May 2004                                177,600
                                                                                     ------------
                 Total Convertible Bonds (Cost $470,125)                                  473,350
                                                                                     ------------
                 Total Long-Term Investments (Cost $23,841,769)                        23,536,222
                                                                                     ------------

               Total Investments (Cost $23,841,769)*                    103.4%         23,536,222
               Liabilities in Excess of Other Assets                     (3.4)%          (777,348)
                                                                     ----------      ------------
                 Total Net Assets                                       100.0%       $ 22,758,874
                                                                     ==========      ============

(a) Non-income producing security
    ADR -- American Depository Receipt
    GDR -- Global Depository Receipt

* Cost for federal income tax purposes is, $23,841,769, which is the same as for financial statements. Net unrealized depreciation consists of:

         Gross Unrealized Appreciation      $  2,535,168
         Gross Unrealized Depreciation        (2,840,715)
                                            ------------
          Net Unrealized Depreciation       $   (305,547)
                                            ============

                 See Accompanying Notes to Financial Statements

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                            CORPORATE BONDS: 89.6%

 Principal                                                                           Market
   Amount                                                                             Value
------------                                                                       -------------
                     Aerospace: 1.1%
 $4,000,000  (a)     BE Aerospace, 9.500%, due 11/01/2008                          $ 4,240,000
                                                                                   ------------

                     Automotive: 4.7%
   4,000,000 (a)     Breed Technology, 9.250%, due 04/15/2008                        3,530,000
   5,000,000         Hayes Lemmerz International, Inc., 8.250%, due 12/15/2008       5,000,000
   3,000,000 (a)     JH Heafner Co., 10.000%, due 05/15/2008                         3,037,500
   6,500,000         JH Heafner Co., 10.000%, due 05/15/2008                         6,581,250
                                                                                   ------------
                                                                                    18,148,750
                                                                                   ------------
                     Broadcasting: 4.4%
   7,000,000         Fox Family Worldwide, Inc., 9.250%, 11/01/2007                  6,930,000
   7,000,000 (a)     Pegasus Communications, 9.750%, due 12/01/2006                  7,026,250
   3,000,000 (a)     Salem Communications, 9.500%, due 10/01/2007                    3,056,250
                                                                                   ------------
                                                                                    17,012,500
                                                                                   ------------
                     Building Materials: 0.8%
   3,000,000         Republic Group, 9.500%, due 07/15/2008                          2,932,500
                                                                                   ------------

                     Business Services: 0.3%
   1,500,000 (a)     American Business Information, 9.500%, due 06/15/2008           1,132,500
                                                                                   ------------

                     Communications: 17.3%
   2,000,000 (a)     CCPR Services, Inc., 10.000%, due 02/01/2007                    1,930,000
   1,000,000         Convergent Communications, 13.000%, due 04/01/2008                500,000
   3,000,000 (a)     Dobson Wireline, 12.500%, due 06/15/2008                        2,767,500
   8,000,000         Globix Corp., 13.000%, due 05/01/2005                           6,700,000
   4,000,000         Iridium LLC, 10.875%, due 07/15/2005                            3,315,000
   6,000,000 (a)     MGC Communications, Inc., 13.000%, due 10/01/2004               3,990,000
   6,000,000 (a)     Metromedia Fiber, 10.000%, due 11/15/2008                       6,217,500
   7,000,000 (a)     Nextlink Communications, 10.750%, due 11/15/2008                7,192,500
   7,000,000         Northeast Optic Network, 12.750%, due 08/15/2008                6,903,750
   4,000,000 (a)     Paging Network, 10.000%, due 10/15/2008                         3,900,000
   2,000,000         Pathnet, Inc., 12.250%, due 04/15/2008                          1,400,000
   3,000,000         Phonetel Technologies, 12.000%, due 12/15/2006                  1,230,000
   6,000,000 (a)     RSL Communications, 10.500%, due 11/15/2008                     3,890,000
   4,000,000 (a)     Rogers Cantel, Inc., 8.300%, due 10/01/2007                     6,000,000
   6,000,000         Teligent, Inc., 11.500%, due 12/01/2007                         5,640,000
   6,000,000         Winstar Communications, Inc., 10.000%, due 03/15/2008           5,160,000
                                                                                   ------------
                                                                                    66,736,250
                                                                                   ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                                                      Market
   Amount                                                                        Value
------------                                                                  -------------
                     Consumer Durables: 2.9%
 $7,000,000  (a)     Carson, Inc., 10.375%, due 11/01/2007                    $ 5,250,000
   7,000,000         Samsonite Corp., 10.750%, due 06/15/2008                   5,950,000
                                                                              ------------
                                                                               11,200,000
                                                                              ------------
                     Education: 0.5%
   2,000,000         La Petite Acadamy, 10.000%, due 05/15/2008                 1,980,000
                                                                              ------------

                     Entertainment: 3.6%
   7,000,000 (a)     Regal Cinemas, Inc., 9.500%, due 06/01/2008                7,297,500
   9,000,000 (a)     Silver Cinemas, Inc., 10.500%, due 04/15/2005              6,390,000
                                                                              ------------
                                                                               13,687,500
                                                                              ------------
                     Financial: 1.6%
   2,500,000 (a)     Emergent Group, 10.750%, due 09/15/2004                    1,112,500
   5,000,000 (a)     GS Escrow Corp., 7.125%, due 08/01/2005                    4,993,750
                                                                              ------------
                                                                                6,106,250
                                                                              ------------
                     Foods: 2.0%
   8,000,000 (a)     Imperial Holly Corp., 9.750%, due 12/15/2007               7,900,000
                                                                              ------------

                     Gaming: 4.9%
   3,000,000 (a)     Alliance Gaming Corp., 10.000%, due 08/01/2007             2,707,500
   8,000,000         Caesars World, 8.875%, due 05/15/2002                      8,040,000
   3,000,000         Isle of Capri Capital Corp., 13.000%, due 08/31/2004       3,187,500
   5,000,000 (a)     Stations Casinos, 8.875%, due 12/01/2008                   5,037,500
                                                                              ------------
                                                                               18,972,500
                                                                              ------------
                     Health Care: 0.5%
   2,000,000 (a)     Genesis Health, 9.875%, due 01/15/2009                     1,920,000
                                                                              ------------

                     Hotels: 1.5%
   6,000,000         HMH Properties, 7.875%, due 08/01/2008                     5,857,500
                                                                              ------------
                     Housewares: 1.6%
   6,000,000 (a)     Albecca, Inc., 10.750%, due 08/15/2008                     6,105,000
                                                                              ------------

                     Industrial: 1.0%
   4,000,000 (a)     Aqua Chem, Inc., 11.250%, due 07/01/2008                   3,800,000
                                                                              ------------

                     Leisure: 4.5%
   9,000,000 (a)     Bally Total Fitness Holdings, 9.875%, 10/15/2007           8,802,500
   4,000,000 (a)     Bell Sports, Inc., 11.000%, due 08/15/2008                 4,110,000
   3,000,000         Epic Resorts, LLC, 13.000%, 06/15/2005                     2,906,250
   2,000,000         Silverleaf Resorts, Inc., 10.500%, due 04/01/2008          1,725,000
                                                                              ------------
                                                                               17,543,750
                                                                              ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                                                            Market
   Amount                                                                              Value
------------                                                                        -------------
                     Machinery & Equipment: 2.0%
 $4,000,000  (a)     United Rentals, Inc., 9.250%, due 01/15/2009                   $ 4,040,000
   4,000,000 (a)     United Rentals, Inc., 8.800%, due 08/15/2008                     3,920,000
                                                                                    ------------
                                                                                      7,960,000
                                                                                    ------------
                     Manufacturing: 2.0%
   9,000,000         Paragon Holdings, 9.625%, due 04/01/2008                         7,560,000
                                                                                    ------------

                     Media & Entertainment: 4.8%
   3,000,000 (a)     Avalon Cable, 9.375%, due 12/01/2008                             3,060,000
   4,000,000 (a)     Classic Cable Inc., 9.875%, due 08/01/2008                       4,170,000
   6,000,000 (a)     Coaxial Communications, 10.000%, due 08/15/2006                  6,180,000
   5,000,000         Star Choice Communications, 13.000%, due 12/15/2005              4,975,000
                                                                                    ------------
                                                                                     18,385,000
                                                                                    ------------
                     Metals & Minerals: 0.8%
   5,000,000         Metal Management, 10.000%, due 05/15/2008                        3,000,000
                                                                                    ------------

                     Mines & Minerals: 1.6%
   3,000,000 (a)     Anker Coal Group, 9.750%, due 10/01/2007                         1,650,000
   6,000,000 (a)     Lodestar Holdings, Inc., 11.500%, due 05/15/2005                 4,650,000
                                                                                    ------------
                                                                                      6,300,000
                                                                                    ------------
                     Oil Well Equipment & Services: 1.1%
   5,000,000         Eagle Geophysical, Inc., 10.750%, due 07/15/2008                 4,200,000
                                                                                    ------------

                     Paper & Forest Products: 1.3%
   5,000,000         Stone Container Corp., 12.250%, due 04/01/2002                   5,012,500
                                                                                    ------------

                     Pharmaceuticals: 2.4%
   6,000,000 (a)     Biovail Corporation International, 10.875%, due 11/15/2005       6,105,000
   3,000,000 (a)     ICN Pharmaceutical, 8.750%, due 11/15/2008                       3,030,000
                                                                                    ------------
                                                                                      9,135,000
                                                                                    ------------
                     Plastic Products: 1.3%
   1,000,000         Indesco International, 9.750%, due 04/15/2008                      935,000
   4,000,000 (a)     Moll Industries, 10.500%, due 07/01/2008                         3,960,000
                                                                                    ------------
                                                                                      4,895,000
                                                                                    ------------
                     Pollution Control: 0.9%
   3,500,000         Marsulex, Inc., 9.625%, due 07/01/2008                           3,591,875
                                                                                    ------------

                     Printing: 1.8%
   7,000,000 (a)     Premier Graphics, 11.500%, due 12/01/2005                        7,008,750
                                                                                    ------------

                     Publishing: 1.6%
   6,000,000 (a)     Primark Corp., 9.250%, due 12/15/2008                            6,015,000
                                                                                    ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Principal                                                                                       Market
   Amount                                                                                         Value
-------------                                                                                  --------------
                      Retail: 10.7%
 $6,000,000           Advance Stores Co., 10.250%, due 04/15/2008                              $  6,090,000
    5,000,000 (a)     Big 5 Corp., 10.875%, due 11/15/2007                                        5,125,000
    8,000,000         CSK Auto, Inc., 11.000%, due 11/01/2006                                     8,440,000
    6,000,000         Cluett American Corp., 10.125%, due 05/15/2008                              5,700,000
    4,000,000         Sonic Automotive, Inc., 11.000%, due 08/01/2008                             3,885,000
    7,000,000         Tuesday Morning, 11.000%, due 12/15/2007                                    6,842,500
    6,000,000 (a)     United Auto Group, 11.000%, due 07/15/2007                                  5,280,000
                                                                                               -------------
                                                                                                 41,362,500
                                                                                               -------------
                      Shipping: 0.2%
    2,999,700         Ermis Maritime Holdings Limited, 12.500%, due 03/15/2006                      899,910
                                                                                               -------------
                      Steel: 0.7%
    3,000,000         Schuff Steel Co., 10.500%, due 06/01/2008                                   2,670,000
                                                                                               -------------
                      Textile: 1.1%
    4,000,000         Westpoint Steven, 7.875%, due 06/15/2008                                    4,110,000
                                                                                               -------------
                      Transportation: 2.1%
    5,000,000         Amtran, Inc., 9.625%, due 12/15/2005                                        5,000,000
    3,000,000 (a)     Atlas Air, Inc., 9.375%, due 11/15/2006                                     3,056,250
                                                                                               -------------
                                                                                                  8,056,250
                                                                                               -------------
                        Total Corporate Bonds (Cost $364,175,066)                               345,436,785
                                                                                               -------------
                                             STOCKS PURCHASE WARRANTS AND OTHER SECURITIES: 0.0%
  Shares or
      Par
    Amount
                                                                                                    Value
                      Communications: 0.0%
        8,000 (a)     Bell Technology Group, Warrant representing 8,000 common shares,
                      expires 05/01/2005                                                                 --
        4,000 (a)     Convergent Communications, Warrant representing 4,000 common shares,
                      expires 04/01/2008                                                                 --
        2,000 (a)     MGC Communication, Warrant representing 2,000 common shares, expires
                      10/01/2004                                                                     64,000
        2,000 (a)     Pathnet, Inc., Warrant representing 2,000 common shares, expires
                      04 /15/2008                                                                        --
                                                                                               -------------
                                                                                                     64,000
                                                                                               -------------
                      Leisure: 0.0%
        3,000 (a)     Epic Resorts, LLC, Warrant representing 3,000 common shares, expires
                      06/15/2005                                                                         --
                                                                                               -------------
                      Media & Entertainment: 0.0%
      115,800 (a)     Star Choice Communications, Warrant representing 115,800 common
                      shares, expires 12/15/2005                                                         --
                                                                                               -------------
                      Shipping: 0.0%
        2,727         Ermis Maritime Holdings Limited, Warrant representing 2,727 common
                      shares, expires 01/01/2001                                                         --
                                                                                               -------------
                        Total Stocks Purchase Warrants and Other Securities (Cost $70,000)           64,000
                                                                                               -------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim High Yield Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                         SHORT-TERM INVESTMENTS: 7.0%

  Principal
   Amount                                                                                          Value
-------------                                                                                   -------------
                                     Commercial Paper: 7.0%
 $19,100,000                         General Electric Capital Corp., 5.000%, due 01/04/1999     $19,100,000
    7,714,000                        Merrill Lynch, 5.050%, due 01/04/1999                        7,714,000
                                                                                                ------------

                                       Total Short-Term Investments (Cost $26,802,795)           26,814,000
                                                                                                ------------

                           Total Investments in Securities (Cost $391,047,861)*        96.6%      372,314,785
                           Cash and Other Assets in Excess of Liabilities-Net           3.4%       13,133,085
                                                                                     ------      -------------
                             Total Net Assets                                         100.0%     $385,447,870
                                                                                     ======      =============

------------------
(a) Issues designated 144A.

* Cost for federal income tax purposes is $391,047,861, which is the same as for financial statement purposes. Net unrealized depreciation consists of:

         Gross Unrealized Appreciation      $   4,139,570
         Gross Unrealized Depreciation        (22,883,851)
                                            -------------
          Net Unrealized Depreciation       $ (18,744,281)
                                            =============

                 See Accompanying Notes to Financial Statements

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                       U.S. GOVERNMENT SECURITIES: 90.7%

 Principal                                                                                        Market
  Amount                                                            Rate         Maturity          Value
-------------                                                      ---------   --------------   -------------
                Federal Home Loan Mortgage Corporation: 4.5%
   $622,787     Federal Home Loan Mortgage Corporation              9.500%         2005         $   656,262
    486,182     Federal Home Loan Mortgage Corporation             12.250%         2015             552,575
    226,966     Federal Home Loan Mortgage Corporation              9.500%         2014             239,708
     21,147     Federal Home Loan Mortgage Corporation              8.500%         2017             223,238
    132,393     Federal Home Loan Mortgage Corporation              9.000%         2006             137,192
     90,524     Federal Home Loan Mortgage Corporation              9.905%         2020              96,634
     79,943     Federal Home Loan Mortgage Corporation              9.000%         2021              84,514
     10,565     Federal Home Loan Mortgage Corporation              9.500%         2005              11,133
                                                                                                ------------
                                                                                                  2,001,256
                                                                                                ------------
                Federal National Mortgage Association: 37.2%
  3,005,846     Federal National Mortgage Association               6.500%         2018           3,056,555
  2,990,994     Federal National Mortgage Association               6.500%         2028           3,015,322
  2,435,191     Federal National Mortgage Association              10.500%     2014 to 2021       2,763,710
  2,162,024     Federal National Mortgage Association               9.000%     2007 to 2017       2,440,336
  1,111,741     Federal National Mortgage Association              13.000%         2012           1,287,116
    998,554     Federal National Mortgage Association              10.000%         2020           1,077,050
    787,062     Federal National Mortgage Association              11.500%         2019             875,945
    492,284     Federal National Mortgage Association               8.500%         2017             518,420
    356,239     Federal National Mortgage Association              11.000%     2007 to 2017         400,736
    307,714     Federal National Mortgage Association               8.000%         2023             318,674
    154,553     Federal National Mortgage Association               9.250%         2016             163,874
    154,183     Federal National Mortgage Association               8.500%         2021             162,180
    131,268     Federal National Mortgage Association               9.250%         2016             139,185
    104,803     Federal National Mortgage Association               9.750%         2005             112,191
     89,267     Federal National Mortgage Association               9.250%         2009              94,650
     82,320     Federal National Mortgage Association               9.250%         2015              87,285
     68,889     Federal National Mortgage Association               9.250%         2016              73,044
                                                                                                ------------
                                                                                                 16,586,273
                                                                                                ------------
                Government National Mortgage Association: 25.0%
  4,800,765     Government National Mortgage Association            6.500%         2026           4,853,925
    754,851     Government National Mortgage Association            8.000%         2024             787,401
    625,775     Government National Mortgage Association            9.500%         2016             669,754
    649,018     Government National Mortgage Association            7.500%         2023             669,183
    543,140     Government National Mortgage Association            7.000%         2016             557,495
    528,393     Government National Mortgage Association            8.000%         2023             552,662
    410,667     Government National Mortgage Association            9.000%     2016 to 2017         440,419
    410,701     Government National Mortgage Association            7.000%         2017             421,737
    315,646     Government National Mortgage Association           11.250%         2011             353,325
    308,718     Government National Mortgage Association            9.250%     2016 to 2017         330,783
    249,951     Government National Mortgage Association            9.500%         2016             266,091
    220,555     Government National Mortgage Association            9.000%         2022             236,534
    192,958     Government National Mortgage Association            9.250%         2021             207,750
    178,327     Government National Mortgage Association            9.000%         2013             191,247

                 See Accompanying Notes to Financial Statements

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1998 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                                                                  Market
  Amount                                                      Rate         Maturity          Value
-------------                                                ---------   --------------   -------------
   $171,209     Government National Mortgage Association      9.500%         2019         $   183,813
     82,553     Government National Mortgage Association     13.000%         2014              94,729
     75,012     Government National Mortgage Association      9.000%     2016 to 2017          80,714
     63,423     Government National Mortgage Association     11.000%         2016              70,114
     53,908     Government National Mortgage Association      9.000%         2016              57,814
     47,179     Government National Mortgage Association     11.750%         2015              53,264
     44,543     Government National Mortgage Association      9.000%         2016              47,770
     30,283     Government National Mortgage Association      9.000%         2016              32,476
                                                                                          ------------
                                                                                           11,159,000
                                                                                          ------------
                U.S. Government Agency Securities: 7.6%
  3,205,000     Federal Home Loan Mortgage Corporation        7.010%         2007           3,363,744
                                                                                          ------------

                U.S. Treasury Securities: 16.4%
  3,000,000     U.S. Treasury Bond                            5.500%         2028           3,140,160
  2,000,000     U.S. Treasury Bond                            4.750%         2008           2,015,620
  2,000,000     U.S. Treasury Bond                            5.625%         2008           2,134,060
                                                                                          ------------
                                                                                            7,289,840
                                                                                          ------------
                  Total U.S. Government Securities
                  (Cost $40,165,070)                                                       40,400,113
                                                                                          ------------

                         SHORT-TERM INVESTMENTS: 6.2%

Principal
 Amount                                                                                            Value
-----------                                                                                     --------------
              Repurchase Agreements: 6.2%
2,762,000     State Street Bank, 4.50% due 01/04/99                                                2,762,000
                                                                                                -------------
              (Collateralized by $1,730,000 U.S. Treasury Bonds, 10.625%
              due 08/15/2015, Market Value $2,820,711)
                Total Short-Term Investments (Cost $2,762,000 )                                    2,762,000
                                                                                                -------------

              Total Investments in Securities (Cost $42,927,070)*                     96.9%       43,162,113
              Other Assets in Excess of Liabilities                                    3.1%        1,388,001
                                                                                    ------      -------------
                Total Net Assets                                                     100.0%     $ 44,550,114
                                                                                    ======      =============

------------------
* Cost for federal income tax purposes is, $42,927,070, which is the same as for financial statement purposes. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                    $  386,095
            Gross Unrealized Depreciation                      (151,052)
                                                             ----------
              Net Unrealized Appreciation                    $  235,043
                                                             ==========

                 See Accompanying Notes to Financial Statements

                                                              Investment Manager
                                                       PILGRIM INVESTMENTS, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                     Distributor
                                                        PILGRIM SECURITIES, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                     Shareholder Servicing Agent
                                                             PILGRIM GROUP, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                                               DST SYSTEMS, INC.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368

                                                                       Custodian
                                               INVESTORS FIDUCIARY TRUST COMPANY
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105

                                                                   Legal Counsel
                                                          DECHERT PRICE & RHOADS
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

                                                            Independent Auditors
                                                                        KPMG LLP
                                                       725 South Figueroa Street
                                                   Los Angeles, California 90017

Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling PILGRIM SECURITIES, INC. DISTRIBUTOR AT 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.